SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
Dated as of June 8, 2004

By and Between

CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
a Delaware limited liability company

"SELLER"

And

MAGUIRE PROPERTIES, L.P.
a Maryland limited partnership"

"PURCHASER"

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VII.	REPRESENTATIONS AND WARRANTIES; WAIVERS AND LIMITATIONS OF LIABILITY	18

	7.1 Seller's Representations	18
	7.2 Purchaser's Representations	20
	7.3 Accuracy of Representations	21
	7.4 Survival of Right of Action	21
	7.5 Purchaser's Waivers and Releases	22

VIII.	CLOSING	24

	8.1 Closing Date	24
	8.2 Seller's Closing Obligations	24
	8.3 Purchaser's Closing Obligations	26
	8.4 Purchaser's Closing Conditions	27
	8.5 Seller's Closing Conditions	29
	8.6 Closing Actions by Escrow Agent	30
.	8.7 Closing Statement	31
	8.8 Transfer Taxes	32
	8.9 Closing Costs	32
	8.10 Prorated Items	32
	8.11 Brokers	33

IX.	REMEDIES; CONSEQUENCES OF TERMINATION	34

	9.1 Seller's Remedies	34
	9.2 Purchaser's Remedies	34
	9.3 Consequences of Termination	35
	9.4 Disposition of Initial Payment and Deposit	35
	9.5 Attorneys' Fees and Legal Expenses	36

X.	MAINTENANCE; REPAIR; RISK OF LOSS	37

	10.1 Maintenance; Repair	37
	10.2 Risk of Loss	37

XI.	CONDEMNATION	38

XII.	MISCELLANEOUS	39

	12.1 Notice	39
	12.2 Time of the Essence	40
	12.3 Place of Performance	40
	12.4 Jurisdiction and Venue	40

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12.5 Section Headings	40
12.6 Number	40
12.7 Merger	40
12.8 Periods; Business Days	41
12.9 No Recordation	41
12.10 Multiple Counterparts	41
12.11 Severability	41
12.12 Assignment	41
12.13 Entire Agreement	41
12.14 Exculpation of Members, Officers and Directors	42
12.15 Construction	42
12.16 Post-Closing Audit	42

GENERAL PARTNER'S CONSENT AND ACKNOWLEDGMENT	44

FACILITY PARCEL OWNER'S CONSENT AND ACKNOWLEDGMENT	45

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SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

    THIS SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is dated as of June 8, 2004 (the "Effective Date"), by and between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller"), and MAGUIRE PROPERTIES, L.P., a Maryland limited partnership ("Purchaser").

RECITALS:

    Seller desires to sell and Purchaser desires to purchase the property described in Article I below on the terms and conditions set forth below.

    NOW, THEREFORE, in consideration of the mutual agreements contained below and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

I. SALE AND PURCHASE; PROPERTY

    Seller agrees to sell and convey unto Purchaser, and Purchaser agrees to purchase and accept from Seller, for the price and subject to the terms, covenants, conditions and provisions set forth below, the following:

        (a)    All of that certain land in the City of Irvine, Orange County, California, which is described in Exhibit A attached hereto and made a part hereof (the "Land");

        (b)    All right, title and interest of Seller in and to all structures, improvements and fixtures located on the Land (collectively, the "Improvements"), but specifically excluding parking booths, parking gates, vehicles and all related items of personal property used in connection with the control of parking on the Land (the "Parking Control Property", referred to in Exhibit B attached hereto and made a part hereof), which is owned or leased by Crow Orange County Maintenance Company, Inc., the Managing Agent (as that term is defined in the REA [defined below]), whether or not such Parking Control Property is affixed to the Land. (The Land and the Improvements are sometimes referred to in this Agreement collectively as the "Real Property");

        (c)    All right, title and interest of Seller in and to any land lying in the bed of any street, road or access way, opened or proposed, in front of, at a side of or adjoining the Land to the centerline thereof (the "Property Rights");

        (d)    All right, title and interest of Seller, reversionary or otherwise, in and to all easements, covenants and other rights in or upon the Land and all other rights and appurtenances belonging or in any way pertaining thereto, if any (the "Appurtenances");

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        (e)    Seller's interest as landlord in (i) all leases and occupancy agreements with lawful tenants of the Improvements (the "Tenants") shown on Seller's most current rent roll attached as Exhibit C hereto and made a part hereof, and (ii) all leases affecting the Real Property entered into by Seller pursuant to Section 6.6 below, after the date of this Agreement and prior to the Closing Date (as defined in Section 8.1) (the leases and agreements described in clauses (i) and (ii) are referred to collectively as the "Leases"), together with, (iii) subject to Article VI below, all refundable security deposits of Tenants held by Seller, whether in the form of cash, letter of credit or other form of deposit (collectively, the "Security Deposits");

        (f)    Seller's interest in all assignable service, supply and maintenance contracts which relate solely to the Real Property, and which have not been terminated by Seller prior to the Closing Date (a list of all service, supply and maintenance contracts which relate to the Real Property are identified on Exhibit D attached hereto and made a part hereof);

        (g)    All right, title and interest of Seller in and to all assignable intangible property, if any, now or on the Closing Date relating to the ownership or operation of the Real Property, including, without limitation, licenses, entitlements, permits, guaranties, warranties and trade names, but in each case without warranty (the "Intangible Property");

        (h)    Seller's right, title and interest under (i) Irrevocable Letter of Credit Number 3011355 dated August 7, 1998, naming Seller as Beneficiary and IAC Park Place, LLC as Applicant in the initial credit amount of Five Million Dollars ($5,000,000) as amended from time to time, with a current credit amount of Three Million One Hundred Thousand Dollars ($3,100,000), and with a current expiration date of August 7, 2004, a copy of which (together with all amendments) is attached hereto and made a part hereof as Exhibit Q (the "First IAC Letter of Credit") and (ii) Irrevocable Letter of Credit Number 3011356 dated August 7, 1998, naming Seller as Beneficiary and IAC Park Place, LLC as Applicant in the initial credit amount of Five Million Dollars ($5,000,000) as amended from time to time, with a current credit amount of Two Million Five Hundred Thousand Dollars ($2,500,000), and with a current expiration date of August 7, 2004, a copy of which (together with all amendments) is attached hereto and made a part hereof as Exhibit R (the "Second IAC Letter of Credit"); and

        (i)    Seller's right, title and interest under (i) a Construction, Operation and Reciprocal Easement Agreement (the "REA") dated as of July 26, 1985, by and between Crow Winthrop Operating Partnership, a Maryland general partnership, and Crow Winthrop Development Limited Partnership, a Maryland limited partnership, recorded in the Official Records of Orange County, California recorded on July 30, 1985 as Instrument No. 85-279768, and relating to the Land and certain other real property, insofar but only insofar as such interest and rights affect and are appurtenant to the Land,

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(ii) the Development Agreement, (iii) the CCRs (defined below in Section 4.2(a)(iv)), and (iv) the ARSDO (defined below in Section 4.2(a)(v)).

The items described in (a) through (i) of this Article I are referred to in this Agreement collectively as the "Property."

II. CONSIDERATION

        2.1    Purchase Price. The purchase price to be paid by Purchaser to Seller for the sale and conveyance of the Property shall be Twenty Million Dollars ($20,000,000) (the "Purchase Price"). The Purchase Price shall be payable to Seller on or before 12:00 noon (Irvine, California time) on the day that the closing of the transaction contemplated hereby occurs (the "Closing") by Federal Reserve wire transfer of immediately available funds to an account or accounts which shall be designated by Seller to the Escrow Agent (as defined in Section 2.2) on or before the Closing Date (as defined in Section 8.1), plus or minus prorations and adjustments as provided below.

        2.2    Escrow. The transaction contemplated by this Agreement shall be effected through an escrow (the "Escrow") with Chicago Title Company, Margie Wheeler, Escrow Manager and Certified Senior Escrow Officer, 16969 Von Karman, Irvine, California 92606 (the "Escrow Agent") to be opened no later than 12:00 noon (Irvine, California time) on the first (1st) business day after the Effective Date. This Agreement shall constitute the "Escrow Instructions" for such transaction.

        2.3    Deposit.

        (a)    No later than 12:00 noon (Irvine, California time) on the first (1st) business day after the Effective Date (the "Escrow Deposit Date"), Purchaser shall deposit with Escrow the sum of Four Hundred Fifty Thousand Dollars ($450,000), of which Ninety Thousand Dollars ($90,000) shall be referred to in this Agreement as the "First Initial Payment". No later than 5:00 p.m. (Irvine, California time) on the Escrow Deposit Date, Seller shall deliver to Purchaser (i) all Phase I environmental reports, if any, in the possession of Seller, and (ii) a list of all contracts affecting the Property which contracts are not terminable on thirty (30)-days' notice without breach, if any (the "Initial Documents"). If Purchaser does not terminate this Agreement on or before the second (2nd) business day after the Escrow Deposit Date (the "Initial Inspection Termination Date") by delivering a written notice of termination to Seller and the Escrow Agent on or before 5:00 p.m. (Irvine, California time) on the Initial Inspection Termination Date, the First Initial Payment shall become unconditionally payable to Seller at 5:01 p.m. (Irvine, California time), on the Initial Inspection Termination Date, in consideration for Seller's execution of this Agreement and the granting to Purchaser of the first fifteen (15) days of the Inspection Period (as defined in Section 5.1), and within one (1) business day thereafter, the Escrow Agent shall pay the amount of the First Initial Payment to Seller,

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and no portion of the First Initial Payment shall be refundable to Purchaser under any circumstances other than as expressly provided for in Section 9.4(b). The remaining deposit in the amount of Three Hundred Sixty Thousand Dollars ($360,000) shall be referred to in this Agreement as the "Second Initial Payment". (The First Initial Payment and the Second Initial Payment made by Purchaser pursuant to this Section 2.3(a) are collectively referred to as the "Initial Payment"). If Purchaser does not terminate this Agreement on or before the fifteenth (15th) day following the Effective Date (the "Escrow Continuation Date") by delivering a written notice of termination to Seller and the Escrow Agent on or before 5:00 p.m. (Irvine, California time) on the Escrow Continuation Date, the Second Initial Payment shall become unconditionally payable to Seller at 5:01 p.m. (Irvine, California time), on the Escrow Continuation Date, in consideration for Seller's execution of this Agreement and the granting to Purchaser of the second fifteen (15) days of the Inspection Period, and within one (1) business day thereafter, the Escrow Agent shall pay the amount of the Second Initial Payment to Seller, and no portion of the Second Initial Payment shall be refundable to Purchaser under any circumstances other than as expressly provided for in Section 9.4(b). If Purchaser terminates this Escrow on or before the Escrow Continuation Date, as provided in this Section 2.3(a), then the provisions of Section 9.4(a) shall apply. On or before 5:00 p.m. (Irvine, California time) on the Escrow Continuation Date, Purchaser shall deposit with Escrow the sum of Four Hundred Fifty Thousand Dollars ($450,000) (together with all interest accrued thereon in Escrow, the "Deposit"). If Purchaser does not terminate this Agreement on or before the Risk Date (as defined in Section 5.1) by delivering a written notice of termination to Seller and the Escrow Agent on or before 5:00 p.m. (Irvine, California time) on the Risk Date, the Deposit shall become unconditionally payable to Seller at 5:01 p.m. (Irvine, California time), on the Risk Date, and within one (1) business day thereafter, the Escrow Agent shall pay the amount of the Deposit to Seller. If Purchaser does not deliver a written notice of termination of this Agreement to Seller and the Escrow Agent on or before 5:00 p.m. (Irvine, California time) on the Risk Date, Purchaser shall be entitled to a return of the Deposit only in the relevant circumstances specified in Section 9.4(b). The Deposit shall be paid to and retained by Seller pursuant to this Section 2.3(a) in consideration for Seller providing to Purchaser the right to elect to purchase the Real Property pursuant to the terms of this Agreement, and no portion of the Deposit shall be refundable to Purchaser except in the relevant circumstances expressly provided for in Sections 9.4(a) or 9.4(b). Any interest earned on the Deposit and the Initial Payment while held by Seller shall be for the benefit of Seller and under no circumstances shall be payable to, or for the benefit of, Purchaser.

        (b)The Escrow Agent shall deposit the Initial Payment and the Deposit into an interest-bearing money market account maintained at a federally insured bank located in Orange County, California, satisfactory to Seller and Purchaser. Such account shall have no penalty for early withdrawal, and Purchaser accepts all risks with regard to the account, specifically including the risk of closure of such bank by state or federal regulators, and all losses occasioned thereby. If the transaction contemplated by this

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Agreement is consummated in accordance with the terms and provisions hereof, the Initial Payment and the Deposit shall be credited against the Purchase Price at the Closing and, if not previously released by Escrow, paid to Seller in accordance with the terms of this Agreement. If the transaction contemplated by this Agreement is not so consummated, the Initial Payment and the Deposit shall be delivered by the Escrow Agent as provided in Section 9.4. All interest which constitutes a portion of the Initial Payment or the Deposit while held by Escrow shall be reported to the Internal Revenue Service as income of the party receiving such interest under this Agreement. Each party shall promptly execute all forms reasonably requested by the Escrow Agent, including, without limitation, Form W-9 and any necessary investment direction letters.

III. SURVEY

    Seller shall deliver to Purchaser on or before three (3) business days after the Escrow Deposit Date (and in determining such three (3)-day period, the Escrow Deposit Date shall not be counted) a copy of the most recent survey of the Real Property dated   (the "Survey"), certified to Purchaser and the Escrow Agent in accordance with the form of  certification attached hereto as Exhibit E and made a part hereof, qualifying as an ALTA certified completion survey acceptable to the Title Company (defined below).
IV. TITLE

        4.1    Title Report. On or before three (3) business days after the Escrow Deposit Date (and in determining such three (3)-day period, the Escrow Deposit Date shall not be counted), Seller shall deliver to Purchaser a copy of a preliminary title report (the "Title Report") dated April 22, 2004, issued by Chicago Title Insurance Company (the "Title Company"), and relating to the Real Property, and a copy of the instruments listed in the Title Report as exceptions to the title of the Real Property (the "Underlying Documents").

        4.2    Title Objection.

        (a)    As used in this Agreement, the term "Title Objection Period" shall mean a period commencing on the Effective Date and ending at 5:00 p.m. (Irvine, California time) on the date that is ten (10) calendar days after the Effective Date (and in determining such ten (10)-day period, the Effective Date shall not be counted). Purchaser may object to any matter shown on the Survey or any of the exceptions listed in the Title Report by delivery of a written notice ("Purchaser's Title Notice") to Seller prior to the expiration of the Title Objection Period; provided, however, Purchaser may not object to the following:

              (i)    the REA, which Purchaser shall be deemed to have approved;

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              (ii)    the Development Agreement (defined below in Section 7.2(b)), which Purchaser shall be deemed to have approved;

              (iii)    the Declaration of Covenants, Conditions and Restriction, Option to Purchase and Right of First Refusal (the "CCRs") dated as of November 25, 2002, by and between the Seller and certain other owners at Park Place on the one hand and Irvine Residential Highrise LLC, a Delaware limited liability company on the other hand, and recorded November 27, 2002 in the Official Records, County of Orange, as Instrument No. 2002001079917, which Purchaser shall be deemed to have approved;

              (iv)    the Agreement Regarding Satisfaction of Development Obligations (the "ARSDO") dated as of November 25, 2002, by and between the Seller and certain other owners at Park Place on the one hand and Irvine Residential Highrise LLC, a Delaware limited liability company on the other hand, and recorded November 27, 2002 in the Official Records, County of Orange, as Instrument No. 2002001079916, which Purchaser shall be deemed to have approved; or

              (v)    the lien for general and special taxes and assessments, and a lien for supplemental taxes, if any, assessed pursuant to Chapter 3.5, commencing with Section 75, of the California Revenue and Taxation Code, which are not yet delinquent, which Purchaser shall be deemed to have approved.

Purchaser's Title Notice shall specify the matters shown on the Survey or the exceptions listed in the Title Report to which Purchaser objects (such matters and exceptions being herein referred to as "Purchaser's Title Objections"). If Purchaser fails to deliver Purchaser's Title Notice to Seller prior to the expiration of the Title Objection Period, all of the matters shown on the Survey and all of the exceptions listed in the Title Report shall be conclusively deemed to be acceptable to Purchaser. If Purchaser delivers Purchaser's Title Notice to Seller prior to the expiration of the Title Objection Period, all of the matters shown on the Survey and all of the exceptions listed in the Title Report other than Purchaser's Title Objections shall be conclusively deemed to be acceptable to Purchaser. All of the matters shown on the Survey and all of the exceptions listed in the Title Report which are deemed to be acceptable to Purchaser under this Section 4.2(a) are referred to collectively as the "Approved Title Exceptions."

        (b)    If Purchaser delivers Purchaser's Title Notice to Seller prior to the expiration of the Title Objection Period, Seller shall have the right, but not the obligation, to remove or otherwise satisfy any of Purchaser's Title Objections. Notwithstanding what is stated in the preceding sentence and regardless of whether Purchaser delivers a Purchaser's Title Notice, Seller shall remove or otherwise satisfy prior to the Closing Date all of Purchaser's Title Objections which (i) are monetary liens created by Seller, (ii) are real estate tax liens for the property tax year which commenced on July 1, 2003 and ended

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on June 30, 2004 and prior property tax years, or (iii) are mechanic's liens (items (i) through (iii) being collectively referred to as "Seller's Mandatory Cure Obligations"). Within four (4) calendar days after delivery of Purchaser's Title Notice, Seller shall deliver to Purchaser a written notice ("Seller's Title Notice") indicating (i) all of Purchaser's Title Objections which are not Seller's Mandatory Cure Obligations and which Seller shall attempt to cure prior to the Risk Date ("Seller's Optional Cure Title Objections"), and (ii) all of Purchaser's Title Objections which are not Seller's Mandatory Cure Obligations and which Seller is unable or unwilling to cure prior to the Risk Date ("Seller's Uncured Title Objections"). If Seller fails to timely deliver Seller's Title Notice to Purchaser, all of Purchaser's Title Objections which are not Seller's Mandatory Cure Obligations shall be deemed to be Seller's Uncured Title Objections.

        (c)    If Seller's Title Notice shall specify, or if pursuant to Section 4.2(b) above there are deemed to be, any Seller's Uncured Title Objections, then Purchaser may, on or before the Escrow Continuation Date (i) accept title to the Property subject to Seller's Uncured Title Objections without any reduction in the Purchase Price and without any other liability on the part of Seller, or (ii) terminate this Agreement by delivering a written notice of termination to Seller on or before the Escrow Continuation Date. Upon such termination, the provisions of Sections 9.4(a) and 9.3 shall be applicable. If Purchaser shall fail to timely deliver a notice to Seller on or before the Escrow Continuation Date objecting to one or more of Seller's Uncured Title Objections and terminating this Agreement as permitted by this Section 4.2(c), Purchaser shall be conclusively deemed to have approved all of Seller's Uncured Title Objections at 5:01 p.m. (Irvine, California time) on the Escrow Continuation Date.

        (d)    If any of Seller's Optional Cure Title Objections remain uncured on the date which is two (2) business days prior to the Risk Date, then Purchaser may (i) accept title to the Property subject to Seller's Optional Cure Title Objections without any reduction in the Purchase Price and without any other liability on the part of Seller, or (ii) terminate this Agreement by delivering a written notice of termination to Seller on or before the Risk Date. Upon such termination, the provisions of Sections 9.4(b) and 9.3 shall be applicable. If Purchaser shall fail to timely deliver a notice to Seller on or before the Risk Date objecting to any of Seller's Optional Cure Title Objections which remain uncured on the Risk Date and terminating this Agreement as permitted by this Section 4.2(d), Purchaser shall be conclusively deemed to have approved all of Seller's Optional Cure Title Objections at 5:01 p.m. (Irvine, California time) on the Risk Date.

        (e)    As used in this Agreement, the term "Permitted Exceptions" shall mean (i) all of the Approved Title Exceptions, (ii) any Purchaser's Title Objection which is included in Seller's Uncured Title Objections and which Purchaser has approved in writing or is deemed to have approved as provided in Section 4.2(c), and (iii) any Purchaser's Title Objection which is included in Seller's Optional Cure Title Objections and which Purchaser has approved in writing or is deemed to have approved as provided in Section 4.2(d).

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        4.3    Title Insurance. At the Closing, Seller shall deliver, or cause to be delivered, to Purchaser, a CLTA Standard Form Owner Policy of Title Insurance with such endorsements as Purchaser may request (collectively referred to as the "Endorsements") (such title policy and the Endorsements being referred to collectively as the "Title Policy"), issued by the Title Company, in the amount of the Purchase Price, and insuring that good and marketable of record title to the Land and the Improvements are vested in Purchaser subject to no exceptions other than (a) the Permitted Exceptions; (b) liens placed on the Land and the Improvements in connection with Purchaser's financing of its purchase of the Property; and (c) standard printed exceptions and other common exceptions generally included in a CLTA Form Standard Coverage Owner Policy of Title Insurance. The base premium for the Title Policy shall be paid by Seller. The cost of including the Endorsements in the Title Policy shall be paid by Purchaser. Purchaser may elect, at its sole cost, to obtain an ALTA Policy of Title Insurance (the "ALTA Policy"); provided, however, that it shall not be a condition of Closing that Purchaser is able to obtain the ALTA Policy, nor shall the Closing be delayed or extended for the purpose of Purchaser obtaining the ALTA Policy.

V. INSPECTION

        5.1    Inspection Period. Subject to the provisions of this Article V (including, but not limited to, Section 5.3) and provided that this Agreement has not been terminated in accordance with the provisions of this Agreement, Seller shall permit Purchaser and its authorized agents and representatives the right to enter upon the Real Property during the hours of 9:00 a.m. and 4:00 p.m., Monday through Friday to inspect the Property and conduct such tests as Purchaser deems necessary. Such entry and inspections may be conducted during a period commencing on the Effective Date and ending at 5:00 p.m. (Irvine, California time) on the date that is thirty (30) calendar days after the Effective Date (and in determining such thirty (30)-day period, the Effective Date shall not be counted) (such period is referred to as the "Inspection Period," and the expiration date for the Inspection Period is referred to as the "Risk Date"). Purchaser shall coordinate in a reasonable manner with Seller concerning any such inspections and tests; and Purchaser shall have access to, and be entitled to enter upon, the Real Property, only after having given one (1) business day's prior notice of any such entry to Seller. Purchaser shall bear the cost of all inspections and tests. At Seller's option, one or more representatives of Seller may be present for any inspection or test.

        5.2    Document Review.

        (a)    Seller shall deliver to Purchaser on or before three (3) business days after the Escrow Deposit Date (and in determining such three (3)-day period, the Escrow Deposit Date shall not be counted) the following documents:

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              (i)    The Survey, the Title Report and the Underlying Documents; and

              (ii)    The items listed in Exhibit F attached hereto and made a part hereof (the documents referred to in this Section 5.2(a)(ii) are referred to collectively as the "Preliminary Inspection Documents").

During the Inspection Period, Seller shall also make available such other documents relating to the Property as Purchaser may reasonably request in writing to the extent the same are in Seller's possession or control (the "Supplemental Inspection Documents") (the Preliminary Inspection Documents and the Supplemental Inspection Documents being referred to collectively as the "Due Diligence Documents"). However, in no event shall Purchaser have the right to inspect or make copies of any appraisals of the Property, any documents in Seller's possession involving either Seller's acquisition of the Property, any internal budgets or projections with respect to the Property, any offers from prospective purchasers of the Property, or any other documents or other materials which Seller determines to be proprietary or confidential to Seller.

        (b)    Purchaser acknowledges that all of the non-public Due Diligence Documents are proprietary or confidential in nature, and all of the Due Diligence Documents shall be delivered by Seller to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the contents of the Due Diligence Documents, or any of the provisions or terms thereof or conditions thereto, to any party outside of Purchaser's organization other than its attorneys, accountants, lenders, investors, advisors, consultants, contractors or agents (collectively, the "Permitted Outside Parties" and individually a "Permitted Outside Party"), or as otherwise required by law; provided, however, such prohibition shall not apply to the contents of Due Diligence Documents which become available to the public other than as a result of a disclosure by or through Purchaser or any Permitted Outside Party. Purchaser further agrees that within its organization, or as to the Permitted Outside Parties, the Due Diligence Documents shall be disclosed and exhibited only to those persons within Purchaser's organization or to those Permitted Outside Parties who are responsible for, or who are assisting in, the determination of the feasibility of Purchaser's acquisition of the Property and who have agreed in writing to preserve the confidentiality of such information as required herein. Purchaser further acknowledges that the Due Diligence Documents and other information relating to the leasing arrangements between Seller and the Tenants or prospective tenants are proprietary or confidential in nature. Purchaser agrees not to divulge the contents of the Due Diligence Documents and other information except in strict accordance with the confidentiality standards set forth in this Section 5.2(b). Purchaser shall indemnify and hold harmless Seller from and against any liability Seller may suffer or incur as a result of the disclosure by persons within Purchaser's organization or the Permitted Outside Parties of the contents of the Due Diligence Documents or of the results of any inspections conducted by Purchaser, any persons within Purchaser's organization or any of the Permitted Outside Parties in

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accordance with this Article V, to the extent that such disclosure, if made by Purchaser rather than such persons within Purchaser's organization or any Permitted Outside Parties, would constitute a breach of or default under this Article V. In permitting the Permitted Outside Parties to review the Due Diligence Documents or information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser and the Permitted Outside Parties, for whom, by its execution of this Agreement, Purchaser is acting as an agent with regard to such waiver. This Section 5.2(b) shall terminate upon the consummation of the transaction contemplated by this Agreement.

        (c)    Purchaser shall return all copies of the Due Diligence Documents that Purchaser has received from Seller, and shall destroy (and, if requested by Seller, such destruction shall be certified to in writing by Purchaser to Seller) all documents, memoranda, notes and other writings (including computer disks) prepared by Purchaser or any of the representatives or agents of Purchaser as a result of the review of, or based upon, the Due Diligence Documents, on the first to occur of (i) such time as Purchaser determines that it shall not acquire the Property, or (ii) such time as this Agreement is terminated for any reason. This Section 5.2(c) shall terminate upon the consummation of the transaction contemplated by this Agreement.

        (d)    Purchaser acknowledges that some of the Initial Documents and/or the Due Diligence Documents may have been prepared by third parties and may have been prepared prior to Seller's ownership of the Property. Purchaser hereby acknowledges that Seller has not made and does not make any representation or warranty regarding the truth, accuracy or completeness of any of the Initial Documents and/or the Due Diligence Documents or the sources thereof, whether prepared by Seller or third parties. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Initial Documents and/or the Due Diligence Documents and is providing the Initial Documents and/or the Due Diligence Documents solely as an accommodation to Purchaser.

        (e)    Notwithstanding any provision of this Agreement to the contrary, no termination of this Agreement shall terminate the obligations of Purchaser pursuant to this Section 5.2. Except as expressly provided in Sections 5.2(b) and 5.2(c), the provisions of this Section 5.2 shall survive the Closing and the delivery of the Deed (as defined in Section 8.2(b)(i)).

        5.3    Inspection Obligations.

        (a)    In conducting any inspections, investigations or tests of the Property or the Due Diligence Documents, Purchaser and its agents and representatives shall fulfill the

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following obligations: (i) describe in a written notice to Seller any physical testing or sampling of the Property that Purchaser intends to do and obtain Seller's written consent prior to conducting any such physical testing or sampling; (ii) not disturb the Tenants or interfere with their use of the Property pursuant to their respective Leases; (iii) not interfere with the operation and maintenance of the Real Property; (iv) not communicate or meet with any (x) Tenants, (y) contractors working on the Property, or (z) except as provided in this Section 5.3(a), governmental officials regarding the entitlements, tax assessment or any other matter relating to the Property, without, in each case, obtaining the prior written consent of Seller, which consent shall not be unreasonably withheld if Purchaser provides Seller with at least twenty-four (24) hours' notice of intent to communicate, which notice shall contain the following information (i) the name and position of the person to be contacted by Purchaser, (ii) the name of the Purchaser's representative who will be making the contact, (iii) when the contact will be attempted, and (iv) the location where the contact will take place. Seller reserves the right in each instance to have a representative present during any such communications. Purchaser or a representative of Purchaser may contact governmental entities regarding the Property during and after the Inspection Period without obtaining the prior written consent of Seller; provided, however, Purchaser or any representative of Purchaser may not under any circumstances take any action to alter, affect, amend or in any way modify the existing development approval rights at the Property or at Park Place, including without limitation, the CUP (defined below in Section 7.2(b)), vesting tentative tract maps and the Development Agreement (defined below in Section 7.2(b)) for the Property; (v) not damage any part of the Property or any personal property owned or held by any Tenant or any other person or entity; (vi) not injure or otherwise cause bodily harm to Seller's agents, guests, invitees, contractors or employees or any Tenant or any other person or entity; (vii) maintain commercial general liability insurance issued by insurers of recognized responsibility authorized to do business in the State of California and having a Best's rating of A-VII or better, and naming Seller as an additional insured, providing protection in limits of not less than Five Million Dollars ($5,000,000) for bodily injury or death in any one occurrence, and not less than Five Million Dollars ($5,000,000) for property damage where said injury, death or damage arises in connection with the presence of Purchaser, its agents, consultants and representatives on the Real Property (the "Requisite Insurance Coverage"); (viii) deliver to Seller before entry upon the Real Property a certificate of insurance verifying that Purchaser has obtained the Requisite Insurance Coverage; (ix) promptly pay when due the costs of all tests, investigations and examinations performed by or on behalf of Purchaser with regard to the Property; (x) not permit any liens to attach to the Real Property by reason of the exercise of its rights hereunder; (xi) fully restore the Real Property to substantially the condition in which the same was found before any such inspection or tests were undertaken; and (xii) not reveal or disclose any information obtained during the Inspection Period concerning the Property and the Due Diligence Documents to anyone outside Purchaser's organization other than the Permitted Outside Parties except in accordance with the confidentiality standards set forth in Section 5.2(b).

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        (b)    Purchaser agrees to indemnify, defend and hold Seller and its respective members, partners, agents, employees, successors and assigns and each of their respective affiliates harmless from and against any and all liens, claims, causes of action, damages, liabilities, demands, suits, obligations, losses, penalties, costs and expenses (including reasonable attorneys' fees) arising out of (i) Purchaser's inspections or tests permitted under this Article V, or (ii) Purchaser's violation of any of the obligations set forth in Section 5.3(a).

        (c)    Notwithstanding any provision of this Agreement to the contrary, no termination of this Agreement shall terminate the obligations of Purchaser pursuant to this Section 5.3. The provisions of this Section 5.3 shall survive the Closing and the delivery of the Deed (as defined in Section 8.2(b)(i)).

        5.4    Right of Termination Relating to Inspection. If, during the Inspection Period, Purchaser shall, in Purchaser's sole discretion, conclude that it does not want to proceed with the purchase of the Property in accordance with this Agreement for any reason or for no reason, then Purchaser shall be entitled, as its sole and exclusive remedy, to terminate this Agreement by delivering a written notice of termination to Seller and the Escrow Agent on or before 5:00 p.m. (Irvine, California time) on or before the Risk Date. Upon such termination, the provisions of Sections 9.4(a) and 9.3 shall be applicable. If Purchaser does not deliver a written notice of termination of this Agreement to Seller and the Escrow Agent at or before 5:00 p.m. (Irvine, California time) on the Risk Date, (a) the termination right described in this Section 5.4 shall automatically expire at 5:01 p.m. (Irvine, California time) on the Risk Date, and (b) thereafter, Purchaser shall be entitled to a return of the Deposit only in the relevant circumstances specified in Section 9.4(b).

        5.5    Property Conveyed "As Is." PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS IN PURCHASING THE PROPERTY. PURCHASER MAY CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS PURCHASER DEEMS NECESSARY OR APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND PURCHASER SHALL RELY UPON SAME. UPON THE CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTIONS AND INVESTIGATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING, SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS," WITH ALL FAULTS, AND THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 7.1(c), SELLER DOES NOT MAKE, AND SHALL NOT UNDER ANY CIRCUMSTANCES BE

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DEEMED TO HAVE MADE, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR HABITABILITY WITH RESPECT TO THE PROPERTY. THE TERMS AND CONDITIONS OF THIS SECTION 5.5 SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. PURCHASER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. PURCHASER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF. PURCHASER ACKNOWLEDGES AND AGREES THAT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

        5.6    Investigative Studies. As additional consideration for the transaction contemplated herein, Purchaser agrees that, if Purchaser terminates this Agreement pursuant to Section 5.4, Purchaser shall simultaneously provide to Seller, at no cost to Seller, copies of any and all written inspections, reports, tests, studies or surveys that Purchaser made or caused to be made in connection with the Property and which relate to either the physical or environmental conditions of the Real Property (the "Physical Inspection Reports"). Purchaser does not make, and Purchaser shall not be deemed to have made, any representation or warranty regarding the truth, accuracy or completeness of any of the Physical Inspection Reports. The Physical Inspection Reports shall be delivered by Purchaser to Seller solely as an accommodation to Seller and with no assurances by Purchaser with respect thereto; and Seller agrees that Seller shall not have any right to rely on the Physical Inspection Reports or any right to bring any action or to make any claim against the preparer of any Physical Inspection Report. The obligations of Purchaser under this Section 5.6 shall survive the termination of this Agreement for any reason.

VI. CONTRACTS; LEASES; ASSIGNMENT OF DEVELOPMENT
AGREEMENT, CCRs AND ARSDO; THE GREENS RENOVATIONS

        6.1    Termination of Management Agreement. On the Closing Date, Seller and Crow Orange County Management Company, Inc., a Texas corporation ("Manager"), shall terminate in its entirety that certain Management and Leasing Agreement dated as of January 1, 1996, as amended by that certain First Amendment, dated January 1, 1998, by and between Seller and Manager and affecting the Real Property.

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        6.2    Assignment of Contracts. If this Agreement is not terminated on or before the Risk Date, then Purchaser shall, either before or on the Risk Date, provide Seller with written notice (the "Contract Notice") indicating whether Purchaser wants Seller to terminate any assignable service, supply or maintenance contracts which relate to the Property and which, by their terms, are terminable prior to the Closing Date without cost to Seller. Seller shall terminate any assignable service, supply or maintenance contracts which relate to the Property and which, by their terms, are terminable prior to the Closing Date without cost to Seller, which are listed on Purchaser's Contract Notice. All of the assignable service, supply and maintenance contracts referred to in Article I(g), other than those contracts required to be terminated by Seller pursuant to the Contract Notice, together with agreements relating to Commission Obligations (defined in Section 6.7(a) below) or Lease Expenses (defined in Section 6.7(a) below), are referred to collectively as the "Contracts" and individually as a "Contract." Seller shall timely perform all of the obligations on the part of Seller to be performed under the Contracts up to and including the Closing Date; provided, however, that nothing in this Section 6.2 shall prevent Seller from terminating a Contract (or Contracts) if Seller, in its sole and absolute discretion, deems such termination necessary to comply with Seller's obligation under Section 10.1 of this Agreement. Seller may enter into a contract with a new service, supply or maintenance vendor (i) in Seller's sole and absolute discretion any time prior to the earlier of the receipt by Seller of the Contract Notice or the Risk Date, or (ii) only with the prior written approval of Purchaser, which approval shall not be unreasonably withheld or delayed, if after the earlier of the receipt by Seller of the Contract Notice or the Risk Date. Any new contract entered into by Seller in accordance with the provisions of the immediately preceding sentence shall become a Contract. On the Closing Date, Seller shall assign and Purchaser shall assume all of the rights and obligations of Seller under the Contracts from and after Closing pursuant to an Assignment and Assumption of Contracts and Intangible Property in the form attached hereto and made a part hereof as Exhibit H.

        6.3    Rent Roll; No Tenant Estoppel Letters. Seller shall provide to Purchaser at Closing a rent roll of the Tenants in the Real Property, dated no earlier than five (5) days prior to the Closing Date and certified to by Seller. Seller shall not seek to obtain tenant estoppel letters from any of the Tenants. However, Purchaser may, at its option and at its sole cost and expense, attempt to obtain tenant estoppel letters in such form and from such of the Tenants as Purchaser shall elect; provided, however, that (i) Purchaser shall first provide Seller notice that Purchaser intends to contact a Tenant for the purpose of attempting to obtain a tenant estoppel letter and Purchaser provides Seller with a copy of the form tenant estoppel letter sought to be obtained from such Tenant, and (ii) obtaining tenant estoppel letters from any or all of the Tenants shall not be a condition to the obligation of Purchaser to consummate the transaction contemplated by this Agreement.

        6.4    Assignment of Leases. On the Closing Date, Seller shall assign and Purchaser shall assume from and after Closing all of the rights and obligations of Seller as landlord under the leases referred to on Exhibit C attached hereto and made a part hereof and the leases approved by Purchaser in accordance with the provisions of Section 6.6, pursuant to an Assignment and Assumption of Leases in the form attached hereto and made a part hereof as Exhibit I.

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        6.5    Removal or Eviction of and Claims Against Tenants. Prior to the Escrow Continuation Date, Seller may remove or evict or commence the removal or eviction of any Tenant that is in material monetary default under its Lease without the prior consent of Purchaser. The removal or eviction of Tenants without Purchaser's consent pursuant to this Section 6.5, whether by summary proceedings or otherwise prior to the Closing Date, shall not give rise to any claim on the part of Purchaser or affect this Agreement in any manner whatsoever. After the Escrow Continuation Date, Seller may remove or evict a Tenant only with Purchaser's prior consent, which consent shall not be unreasonably withheld or delayed.

        6.6    Unleased Space; Modifications to Existing Leases; Gap Leases. After the Escrow Continuation Date, Seller shall not rent any unleased space in the Property, nor modify, extend or renew any Lease existing as of the Effective Date (the "Existing Leases") without the prior written approval of Purchaser, which approval shall not be unreasonably withheld or delayed. From and after the Effective Date, and prior to the Escrow Continuation Date, Seller may, in the ordinary course of business, rent unleased space in the Property, or modify, extend or renew any Existing Leases (individually, a "Gap Lease" and collectively, the "Gap Leases").

        6.7    Broker Commissions and Lease Expenses.

        (a)    Purchaser shall assume all (i) brokerage commission obligations of Seller to (x) Manager (except as provided in this Section 6.7 and in Section 8.11 below) and (y) any other third party brokers (the "Commission Obligations") and (ii) costs of tenant improvements, decorating expenses, repairs or alterations to be paid by the Seller as landlord (the "Lease Expenses"), which either (i) exist as of the date of this Agreement (excluding Commission Obligations owing to Manager) or (ii) are created in connection with a Gap Lease (including Commission Obligations owing to Manager), but in either case which have not been paid as of the Closing Date. The Commission Obligations and Lease Expenses existing as of the Effective Date are reflected on Schedule A (the "Commission and Lease Expense Obligations Statement") to Exhibit M attached hereto and made a part hereof.

        (b)    Any Commission Obligations and Lease Expenses in connection with (i) leases entered into after the Escrow Continuation Date and which are approved by Purchaser in accordance with Section 6.6, or (ii) extensions of any Existing Leases after the Escrow Continuation Date and which are approved by Purchaser in accordance with Section 6.6, shall be the obligation of Purchaser, and, to the extent same have been paid by Seller on or before the Closing Date, Purchaser shall reimburse Seller therefor at the Closing as provided herein. If there are any vacancies existing on the Closing Date, Purchaser shall take title to the Property subject to such vacancies, without reduction or abatement in the Purchase Price.

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        (c)    Purchaser agrees to hold Seller harmless against all claims, demands, liabilities and obligations (including, without limitation, reasonable attorneys' fees and disbursements) arising as a result of any Commission Obligations or Lease Expenses which Purchaser is obligated to pay under Sections 6.7(a) and 6.7(b). The agreements and indemnities of Purchaser under Sections 6.7(a), 6.7(b) and this Section 6.7(c) shall survive the Closing and the delivery of the Deed.

        (d)    Prior to the Risk Date, Seller shall provide Purchaser with a list of tenant prospects (the "Tenant Prospects") for the Property, if any. At the Closing, Purchaser shall be solely responsible to pay any Lease Expenses, leasing brokerage commissions, finders' fees or similar such fees which are payable if any of the Tenant Prospects thereafter become tenants at the Property. This Section 6.7(d) shall survive the Closing and the delivery of the Deed.

        (e)    Except as provided in Sections 6.7(a) and 6.7(b), all Commission Obligations and Lease Expenses in connection with the Existing Leases shall be the obligation of Seller and Seller agrees to hold Purchaser harmless against all claims, demands, liabilities, reasonable attorneys' fees and disbursements arising as a result of any Commission Obligations or Lease Expenses to which Seller is obligated pursuant to this Section 6.7(e). The agreements and indemnities of Seller under this Section 6.7(e) shall survive the Closing and the delivery of the Deed.

        6.8    Security Deposits. All Security Deposits shall be transferred by Seller to Purchaser on the Closing Date, upon delivery to Seller of Purchaser's receipt for the Security Deposits. Purchaser shall indemnify Seller against all claims, demands, liabilities and obligations arising out of the failure or alleged failure of Purchaser to return any Security Deposit received by Purchaser on the Closing Date to the appropriate Tenant in accordance with the terms of the Tenant's Lease. This Section 6.8 shall survive the Closing and the delivery of the Deed.

        6.9    Arrears. If any of the Tenants are in arrears for amounts payable as rent under their Leases for any period prior to the Closing Date (as disclosed on a schedule delivered to and approved by Purchaser at the Closing pursuant to Section 8.2(a)(v)) (said Tenants being referred to as the "Arrearage Tenants"), Purchaser shall first apply all amounts paid to Purchaser by the Arrearage Tenants on or after the Closing Date as rent under their Leases to the payment of all rent due under such Leases for all periods commencing on or after the Closing Date, and second, pay to Seller the balance of any such amounts paid by the Arrearage Tenants to Purchaser. Seller, at its sole cost and expense, reserves the right to commence and prosecute an action against any Arrearage Tenant for any rent owed by the Arrearage Tenant under its Lease for any period ending prior to the Closing Date; provided, however, that no such action shall undertake to terminate the Lease of any such Tenant. This Section 6.9 shall survive the Closing and the delivery of the Deed.

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        6.10    Assignment of Rights Under REA. On the Closing Date, Seller shall assign to Purchaser all of the rights referred to in Section I(i), and Purchaser shall assume all of the obligations of Seller under the REA relating to such rights which are payable or performable on or after the Closing Date, pursuant to an Assignment and Assumption of Contracts and Intangible Property in the form attached hereto and made a part hereof as Exhibit H. Purchaser shall indemnify, defend and hold harmless Seller from and against any liability Seller may suffer or incur as a result of a failure of Purchaser to pay or perform any obligations of Seller assumed by Purchaser pursuant to such Assignment and Assumption of Contracts and Intangible Property.

        6.11    Assignment of Development Agreement, CCRs and ARSDO. On the Closing Date, Seller shall assign and Purchaser shall assume all of the rights and obligations of Seller under (i) the Development Agreement pursuant to an Assignment and Assumption of Development Agreement in the form attached hereto and made a part hereof as Exhibit N, (ii) the CCRs pursuant to an Assignment and Assumption of CCRs in the form attached hereto and made a part hereof as Exhibit 0 and (iii) the ARSDO pursuant to an Assignment and Assumption of ARSDO in the form attached hereto and made a part hereof as Exhibit P. Purchaser shall indemnify, defend and hold harmless Seller from and against any liability Seller may suffer or incur as a result of a failure of Purchaser or any of Purchaser's affiliates to pay or perform any obligations of Seller assumed by Purchaser pursuant to the assignments identified in clauses (i), (ii) and (iii) of this Section 6.11. Seller shall obtain all required consents, if any, from the City of Irvine in the case of the Assignment and Assumption of Development Agreement, and from the Developer (as that term is defined in the CCRs and the ARSDO) in the case of the Assignment and Assumption of CCRs and the Assignment and Assumption of ARSDO. Seller agrees that Seller will not execute a modification, supplement or amendment of the Development Agreement, the CCRs, and/or the ARSDO for a period commencing on the Effective Date and continuing to the earlier of (i) forty-five (45) days following the Effective Date, (ii) default under any such agreement, or (iii) termination of any such agreement (the "No Modification Period"). At the termination of the No Modification Period, Seller may, in its sole and absolute discretion, enter into any modification, supplement or amendment of the Development Agreement, the CCRs and/or the ARSDO, whether or not the transaction contemplated by this Agreement has been consummated.

        6.12    The Greens Renovations. Purchaser has been advised by Seller that Seller has recently retaken possession of a portion of the Real Property known as "The Greens at Park Place" ("The Greens") formerly operated by Seller's former tenant, Putting Courses of America, Inc. Purchaser has undertaken renovations of The Greens ("The Greens Renovations"), which renovations are ongoing. Purchaser shall assume all costs of The Greens Renovations which have not been paid as of the Closing Date. Purchaser agrees to hold Seller harmless against all claims, demands, liabilities and obligations (including, without limitation, reasonable attorneys' fees and disbursements) arising as a result of Purchaser's obligations for The Greens Renovations assumed pursuant to this Section 6.12.

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VII. REPRESENTATIONS AND WARRANTIES;
WAIVERS AND
LIMITATIONS OF LIABILITY

        7.1    Seller's Representations.

        (a)     EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 7.1(c), SELLER HAS NOT MADE AND DOES NOT NOW MAKE, AND SPECIFICALLY DISCLAIMS, ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO THE FOLLOWING: (i) MATTERS OF TITLE, (ii) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (iii) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST OR FUTURE EARTHQUAKES, (iv) WHETHER, AND TO THE EXTENT TO WHICH, THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (v) DRAINAGE, (vi) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDER SHORING, (vii) ZONING OR ENTITLEMENTS TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (viii) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (ix) USAGES OF ADJOINING PROPERTY, (x) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (xi) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF, THE PROPERTY OR ANY PORTION THEREOF, (xii) ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (xiii) THE ENFORCEABILITY OF ANY OF THE LEASES OR THE ABILITY OF ANY OF

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THE TENANTS TO PERFORM THEIR OBLIGATIONS UNDER THE LEASES, (xiv) THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (xv) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (xvi) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (xvii) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (xviii) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (xix) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (xx) THE MERCHANTABILITY OF THE PROPERTY, THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (PURCHASER AFFIRMING THAT PURCHASER HAS NOT RELIED ON SELLER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE) OR THE HABITABILITY OF THE PROPERTY, OR (xxi) ANY TAX CONSEQUENCES RELATING TO THE PURCHASE OF THE PROPERTY, THE OWNERSHIP OR OPERATION OF THE PROPERTY OR ANY OTHER MATTER. PURCHASER HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL IMPLIED WARRANTIES. NO ORAL WARRANTIES, REPRESENTATIONS OR STATEMENTS SHALL BE CONSIDERED A PART HEREOF.

        (b)    "Hazardous Substances" Defined. For purposes hereof, "Hazardous Substances" means any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for purposes of The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), and The Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), as amended ("RCRA"), or any other federal, state or local law, ordinance, rule or regulation applicable to the Property, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including, without limitation, any substance which contains gasoline, diesel fuel, crude oil, other petroleum hydrocarbons, polychlorinated biphenyls, radon gas, urea formaldehyde, asbestos, lead, electromagnetic waves, petroleum products, and any derivatives thereof

        (c)    Seller warrants and represents to Purchaser that:

              (i)        Seller is a limited partnership duly formed and existing under the laws of the State of Maryland and is qualified to do business in the State of California; and is in good standing in the State of Delaware and the State of California;

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              (ii)    This Agreement has been, and all the documents executed by Seller which are to be delivered by Seller to Purchaser at the Closing are, or at the time of the Closing shall be, duly authorized, executed and delivered by Seller, and are, or at the Closing shall be, legal, valid and binding obligations of Seller;

              (iii)    Attached hereto and made a part hereof as Exhibit C is a rent roll which refers to all Leases with Tenants occupying space in the Real Property as of June 1, 2004;

              (iv)    Seller is not a "foreign person" within the meaning of Section 1445(0(3) of the Internal Revenue Code of 1986, as amended, and Seller shall furnish to Purchaser, at the Closing, an affidavit in the form attached hereto and made a part hereof as Exhibit J confirming the same; and

              (v)    To the knowledge of Seller (the term "knowledge of Seller" is limited to the actual knowledge of William H. Lane, Jr.), this Agreement does not violate (x) the provisions of any other agreement to which Seller, as of the Effective Date, is a party and which has as its subject matter the sale and conveyance of the Property, or (y) Seller's partnership agreement. In connection with this representation, Purchaser acknowledges and agrees that Seller may, until the Closing Date, enter into agreements which have as their subject matter the sale and conveyance of the Property; provided, however, that any such agreements shall be subject to the rights of Purchaser under this Agreement.

        7.2   Purchaser's Representations. Purchaser represents, warrants, covenants and agrees to and with Seller that:

        (a)    Purchaser is a limited partnership duly formed and existing under the laws of the State of Maryland and is qualified to do business in the State of California; and is in good standing in the State of Maryland and the State of California;

        (b)    This Agreement has been, and all documents executed by Purchaser which are to be delivered by Purchaser to Seller at the Closing are, or at the time of the Closing shall be, duly authorized, executed and delivered by Purchaser, and are, or at the Closing shall be, legal, valid and binding obligations of Purchaser;

        (c)    In connection with any inspection of the Property which Purchaser may conduct in accordance with Article V or in connection with any action taken by Purchaser prior to the Closing Date, Purchaser shall not take any action which will in any manner have an adverse effect on the Conditional Use Permit issued by the City of Irvine,

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California (City of Irvine Planning Commission (i) Resolution No. 89-1379 and (ii) Resolution No. 89-1380) (the "CUP"), or that certain Park Place Development Agreement, dated as of October 24, 2002, by and between the Seller and certain other owners at Park Place on the one hand and the City of Irvine on the other hand, approved by City Ordinance No. 02-12, and recorded October 24, 2002 in the Official Records, County of Orange, as Instrument No. 20020927361 (the "Development Agreement"), covering the Land and other real property; and

        (d)    Purchaser has, as of the Effective Date, and shall maintain throughout the Escrow period to and including the Closing Date, a net worth of at least One Hundred Million Dollars ($100,000,000), of which at least Ten Million Dollars ($10,000,000) shall be in the form of cash or cash equivalents (the "Net Worth Requirement"). Purchaser's obligation to maintain the Net Worth Requirement shall terminate concurrent with Closing.

        7.3    Accuracy of Representations. The continued accuracy in all respects of the aforesaid representations and warranties shall be a condition precedent to Purchaser's and Seller's obligation to consummate the transaction contemplated by this Agreement. All representations and warranties contained in this Agreement shall be deemed remade as of the Closing Date. If any of said representations and warranties of Seller shall not be correct at the time the same is made, or on the Closing Date, then Purchaser may terminate this Agreement by delivering a written notice of termination to Seller on the later of (a) within five (5) business days after Purchaser gains actual knowledge of the existence of the incorrect representation or warranty or (b) the Risk Date. If any of said representations and warranties of Purchaser shall not be correct at the time the same is made, or on the Closing Date, then Seller may terminate this Agreement by delivering a written notice of termination to Purchaser within five (5) business days after Seller gains actual knowledge of the existence of the incorrect representation or warranty. Upon termination of this Agreement by either Purchaser or Seller under this Section 7.3, the Deposit shall be delivered to Purchaser or Seller in accordance with Section 9.4. The remaining consequences of such termination shall be as described under Section 9.3. If either Seller or Purchaser believes that any representation or warranty by the other party in this Agreement is not correct, the party making such determination shall promptly notify the other party in writing to such effect and shall specify in reasonable detail the reason why the notifying party believes that such representation or warranty is not correct.

        7.4    Survival of Right of Action. Any right of action of Purchaser for the breach by Seller of any representation or warranty contained in Section 7.1(c) shall not merge with the Closing or the delivery of the Deed but shall survive the Closing, provided that any claim by Purchaser based upon a breach of any such representation or warranty shall be deemed waived unless Purchaser has given Seller written notice of such claim prior to the expiration of six (6) months after the Closing Date. Any suit by Purchaser for any breach by Seller of any such representation or warranty must be filed on or before one (1) year after the Closing Date or shall be forever barred. Any right of action of Seller for the breach by Purchaser of any representation,

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warranty, covenant or agreement contained in Section 7.2 shall not merge with the Closing or the delivery of the Deed but shall survive the Closing, provided that any claim by Seller based upon a breach of any such representation, warranty, covenant or agreement shall be deemed waived unless Seller has given Purchaser written notice of such claim prior to the expiration of six (6) months after the Closing Date. Any suit by Seller for any breach by Purchaser of any such representation, warranty, covenant or agreement must be filed on or before one (1) year after the Closing Date or shall be forever barred.

        7.5    Purchaser's Waivers and Releases.

        (a)     PURCHASER AGREES THAT PURCHASER, FOR ITSELF AND ON BEHALF OF EACH OF PURCHASER'S AFFILIATES, INCLUDING WITHOUT LIMITATION PURCHASER'S GENERAL PARTNER AND THE OWNER OF THAT CERTAIN APPROXIMATE FIFTEEN (15) ACRE PARCEL OF REAL PROPERTY SURROUNDED BY THE PROPERTIES SUBJECT TO THIS AGREEMENT AND THE OTHER PURCHASE AGREEMENTS (DEFINED BELOW) AND COMMONLY REFERRED TO AS THE "FACILITY PARCEL" (COLLECTIVELY, THE "PURCHASER PARTIES" AND INDIVIDUALLY A "PURCHASER PARTY" ), WAIVES, AND WILL NOT ATTEMPT TO ASSERT IN ITS OWN NAME OR ON BEHALF OR FOR THE BENEFIT OF ANY PURCHASER PARTY, ANY LIABILITY OR CLAIMS AGAINST SELLER, ITS MEMBERS, PARTNERS OR OFFICERS, EMPLOYEES, AGENTS, CONTROLLING PERSONS OR AFFILIATES OF SELLER OR ANY OF SUCH OTHER PARTIES (THE "SELLER PARTIES") FOR OR ON THE BASIS OF (i) ANY NON-PUBLIC INFORMATION FURNISHED BY SELLER TO PURCHASER, AND (ii) THE POST-CLOSING AUDIT (DEFINED BELOW IN SECTION 12.16), AND PURCHASER, FOR ITSELF AND ON BEHALF OF THE PURCHASER PARTIES, HEREBY RELEASES SELLER FROM ANY LIABILITY TO OR CLAIMS OF PURCHASER OR THE PURCHASER PARTIES FOR OR ON THE BASIS OF ANY OF THE FOREGOING. PURCHASER FURTHER AGREES THAT ONLY PURCHASER WOULD HAVE THE RIGHT TO ASSERT THE FOLLOWING CLAIMS, AND THEREFORE FOR ITSELF ONLY, WAIVES, AND WILL NOT ATTEMPT TO ASSERT, ANY LIABILITY OR CLAIMS AGAINST THE SELLER PARTIES FOR OR ON THE BASIS OF (i) SELLER'S FAILURE TO DISCLOSE ANY INFORMATION TO PURCHASER, AND (ii) THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT, AND PURCHASER HEREBY RELEASES SELLER FROM ANY LIABILITY TO OR CLAIMS OF PURCHASER FOR OR ON THE BASIS OF ANY OF THE FOREGOING. THE PURCHASER'S WAIVER AND RELEASE PURSUANT TO THIS SECTION 7.5(a) SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT.

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        (b)    PURCHASER ACKNOWLEDGES THAT HAVING HAD THE OPPORTUNITY TO INSPECT THE PROPERTY, HAVING HAD THE OPPORTUNITY TO OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND HAVING HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATION AND STUDY ON AND OF THE PROPERTY AND ADJACENT AREAS AS IT DEEMS NECESSARY, PURCHASER HEREBY WAIVES, AND RELEASES ALL OF THE SELLER PARTIES FROM, ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING SUCH CHARACTERISTICS AND CONDITIONS OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CERCLA AND RCRA, PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES) ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. PURCHASER FURTHER HEREBY ASSUMES, AND RELEASES ALL OF THE SELLER PARTIES FROM, THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY, AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT BE REVEALED BY ITS INVESTIGATIONS PERMITTED HEREUNDER.

        (c)    In connection with the releases by Purchaser of the Seller Parties in Sections 7.5(a) and 7.5(b), Purchaser, on behalf of itself and all of its affiliates, expressly waives all rights under California Civil Code Section 1542, which provides that:

              "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The foregoing releases in Sections 7.5(a) and 7.5(b) shall apply with respect to any liability of Seller to Purchaser in respect of a claim or action brought by a private party or by a governmental authority under any statute or common law now or hereafter in effect, including, without limitation, any statute or common law which imposes strict liability, and is intended to apply with respect to any claim or action arising before or after the Closing Date or before or after the conveyance of all or any portion of the Property. It is the intent of Seller and Purchaser that the releases in Section 7.5(a) and 7.5(b) be construed to give Seller and the other Seller Parties the broadest possible releases consistent with the terms of this Agreement.

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        (d)    This Section 7.5 shall survive the Closing and the delivery of the Deed or the termination of this Agreement for any reason.

VIII. CLOSING

        8.1    Closing Date.     The Closing shall be held in the offices of the Escrow Agent (or such other location as may be mutually agreed upon in writing by Seller and Purchaser) at 10:00 a.m. (California time) on the date which is no later than the fifteenth (15'h) calendar day after the Risk Date (and in determining such fifteen (15)-day period, the Risk Date shall not be counted), or on such earlier or later date as Seller and Purchaser shall mutually agree upon in writing (the "Scheduled Closing Date"). The actual date on which the Escrow closes, as evidenced by recordation of the Deed in the Official Records of Orange County, California, shall be the "Closing Date."

        8.2    Seller's Closing Obligations.

        (a)    On or before the Scheduled Closing Date, Seller shall deliver to Purchaser the following documents, certified by Seller as true and complete to the best knowledge and belief of Seller:

              (i)    a list of Security Deposits and any other refundable Tenant deposits in Seller's possession;

              (ii)    a list of the Contracts that shall be assigned to Purchaser at the Closing pursuant to Section 6.2 above;

              (iii)    copies (or originals if available) of the Contracts that shall be assigned to Purchaser pursuant to Section 6.2 above;

              (iv)    copies (or originals if available) of all Leases;

              (v)    a current list of the Arrearage Tenants which includes the amount of rent owed by each Arrearage Tenant;

              (vi)    copies of the REA, the CUP, the Development Agreement, the CCRs and the ARSDO;

              (vii)    a Certificate of Limited Partnership of Seller, Partnership Agreement of Seller, and evidence of the authority of Seller to transact business in the State of California;

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              (viii)    copies (or originals if available) of all certificates of occupancy, plans and specifications, permits, licenses and authorizations relating to the Property in Seller's possession;

              (ix)    copies (or originals if available) of all warranties, guaranties, service manuals and other building records in Seller's possession or control; and

              (x)    such other documents as may reasonably be required by Purchaser or the Escrow Agent to evidence the authority of Seller to consummate the sale of the Property in accordance with this Agreement.

        (b)    No later than 10:00 a.m. (Irvine, California time) on the business day prior to the Scheduled Closing Date, Seller shall deposit the following documents into the Escrow, each duly executed and, if appropriate, acknowledged by Seller and/or any other parties listed below, as appropriate:

              (i)    a Grant Deed (the "Deed") in the form attached hereto as Exhibit G;

              (ii)    a Partial Cancellation of Restrictions in the form attached hereto as Exhibit L (the "Partial Cancellation");

              (iii)    two (2) counterpart originals of an Assignment and Assumption of Contracts and Intangible Property in the form attached hereto as Exhibit H (the "Assignment of Contracts");

              (iv)    two (2) counterpart originals of an Assignment and Assumption of Leases in the form attached hereto as Exhibit I (the "Assignment of Leases");

              (v)    three (3) counterpart originals of an Assignment and Assumption of Development Agreement in the form attached hereto as Exhibit N (the "Assignment of Development Agreement");

              (vi)    three (3) counterpart originals of an Assignment and Assumption of CCRs in the form attached hereto as Exhibit 0 (the "Assignment of CCRs");

              (vii)    three (3) counterpart originals of an Assignment and Assumption of ARSDO in the form attached hereto as Exhibit P (the "Assignment of ARSDO");

              (viii)    one (1) original of the Non-Foreign Person Affidavit (the "Non-Foreign Affidavit") and one (1) original certificate confirming the non-applicability of requirements for withholding of sales proceeds under the California Revenue and Taxation Code law (the "California Affidavit") in the forms attached hereto as Exhibit J;

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              (ix)    counterpart originals of a notice letter to each Tenant in the form attached hereto as Exhibit K (the "Tenant Notices") acknowledging that Seller has conveyed its interest in the Leases to Purchaser;

              (x)    a termination of the Management Agreement referred to in Section 6.1, duly executed by Seller and Manager;

              (xi)    a rent roll, certified by Seller, in the form of Exhibit C attached hereto, updated to a date not more than five (5) days prior to the Closing Date;

              (xii)    the Security Deposits;

              (xiii)    a Commission Obligations and Lease Expenses Statement, certified by Seller, in the form of Exhibit M attached hereto, updated to a date not more than one (1) business day prior to the Closing Date;

              (xiv)    a Request for Entire Absolute and Irrevocable Transfer of Letter of Credit Without Substitution of Invoices as to the First IAC Letter of Credit (the "First IAC Letter of Credit Transfer") in the form attached as Exhibit A to the First IAC Letter of Credit attached hereto as Exhibit Q, with the original First IAC Letter of Credit Transfer and all amendments attached thereto; and

              (xv)    a Request for Entire Absolute and Irrevocable Transfer of Letter of Credit Without Substitution of Invoices as to the Second IAC Letter of Credit (the "Second IAC Letter of Credit Transfer") in the form attached as Exhibit A to the First IAC Letter of Credit attached hereto as Exhibit R, with the original Second IAC Letter of Credit Transfer and all amendments attached thereto.

        (c)    At the Closing, Seller shall do the following:

              (i)    deliver to Purchaser all keys, access cards and combinations for locks to the Property which are in Seller's possession; and

              (ii)    deliver to Purchaser possession of the Property, subject to the rights of Tenants in possession thereof listed on the rent roll certified by Seller and to the Permitted Exceptions.

        8.3    Purchaser's Closing Obligations.

        (a)    No later than 10:00 a.m. (Irvine, California time) on the business day prior to the Scheduled Closing Date, Purchaser shall deposit the following documents into the Escrow,

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each duly executed and, if appropriate, acknowledged by Purchaser and/or any other parties listed below, as appropriate:

              (i)    two (2) counterpart originals of the Assignment of Contracts;

              (ii)    two (2) counterpart originals of the Assignment of Leases;

              (iii)    copies of the fully executed Tenant Notices to each Tenant in the form attached hereto as Exhibit K and made a part hereof, acknowledging that Purchaser has received and is responsible for any Security Deposits;

              (iv)    three (3) counterpart originals of the Assignment of Development Agreement;

              (v)    three (3) counterpart originals of the Assignment of CCRs;

              (vi)    three (3) counterpart originals of the Assignment of ARSDO; and

              (vii)    such other documents as may be reasonably required by Seller or the Escrow Agent, including, but not limited to, certified documentation evidencing that Purchaser is authorized to consummate the purchase of the Property in accordance with this Agreement and designating those persons authorized to execute and deliver all necessary documents on behalf of Purchaser at the Closing.

        (b)    No later than 10:00 a.m. (Irvine, California time) on the business day prior to the Scheduled Closing Date, Purchaser shall deposit into the Escrow by Federal Reserve wire transfer of immediately available funds to an account or accounts which shall be designated by the Escrow Agent (a) the Purchase Price less the amount of the Deposit and the Initial Payment made by Purchaser and (b) any additional funds necessary to pay Purchaser's share of prorations and closing costs.

        8.4    Purchaser's Closing Conditions. The following shall be conditions precedent to Purchaser's obligation to consummate the transaction contemplated by this Agreement. If any of the following conditions precedent to Purchaser's obligation to consummate the transaction contemplated by this Agreement are not satisfied in all material respects on or before the Closing Date, Purchaser may, at its option (a) waive such condition and close this transaction with no reduction in the Purchase Price, or (b) terminate this Agreement by notice in writing to Seller.

        (a)    On the Closing Date, all of Seller's representations and warranties shall be true and correct in all material respects and Seller shall have performed in all material respects each covenant to have been performed by Seller hereunder on or before the Closing Date, including, without limitation, the provisions of Section 8.2 above.

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        (b)    On the Closing Date, the improvements shall be in the same condition and repair as existed with respect thereto on the Risk Date, subject to a Casualty or any proceeding described in Article XI having occurred between the Risk Date and the Closing Date and ordinary wear and tear which occurs between the Risk Date and the Closing Date.

        (c)    On the Closing Date, there shall be no litigation pending or threatened, seeking (i) to enjoin the consummation of the sale and purchase hereunder, (ii) to recover title to the Property, or any part thereof or any interest therein, or (iii) to enjoin the violation of any law, rule, regulation, restrictive covenant or zoning ordinance that may be applicable with respect to the ownership or operation of the Land or the Improvements.

        (d)    On or before the Closing Date, the Title Company has committed to issue to Purchaser the Purchaser's Title Policy subject only to the Permitted Exceptions as provided in Section 4.3 above.

        (e)    On the Closing Date, Crow Winthrop Development Limited Partnership ("CWDLP") shall have caused to be consummated, or shall have tendered to the Escrow Agent all of the funds and agreements or other documents required to consummate, each and every one of the transactions contemplated by the following agreements under which CWDLP is either the seller or is the managing member of the seller: (i) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between Park Place Parking Company LLC, as seller, and Purchaser, as purchaser, (ii) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between 3161 Michelson Drive LLC, as seller, and Purchaser, as purchaser, (iii) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between Park Place Development LLC, as seller, and Purchaser, as purchaser, (iv) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between Park Place Hotel Company LLC, as seller, and Purchaser, as purchaser, (v) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between 3121 Michelson Drive LLC, as seller, and Purchaser, as purchaser and (vi) Agreement for Sale and Purchase of Real Property dated as of June 8, 2004, by and between Shops at Park Place LLC, as seller, and Purchaser, as purchaser, (collectively, the "Other Purchase Agreements"). Purchaser shall under no circumstances be required to consummate the transaction contemplated by this Agreement unless CWDLP also consummates or causes the consummation of the transactions contemplated by the Other Purchase Agreements.

        (f)    Concurrent with Closing, Crow Orange County Management Company, Inc., a Texas corporation ("COCMC"), the REA Managing Agent (as that term is defined

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in the REA), will (i) assign its duties as REA Managing Agent under the REA to an entity designated by Purchaser (the "New REA Manager") in writing to Seller and Escrow not less than three (3) business days prior to the Scheduled Closing Date, and the New REA Manager shall assume all of COCMC's right, title and interest in and to all contracts relating to the management of the Common Area (as that term is defined in the REA), including without limitation the REA Management Agreement dated July 26, 1985, executed by and between Crow Winthrop Operating Partnership, CWDLP and COCMC, and (ii) transfer to the New REA Manager all tangible personal property utilized by COCMC in the management of the Common Area; provided, however, that Purchaser shall be deemed to have waived this condition if Purchaser fails to designate the New REA Manager in writing to Seller and Escrow not less than three (3) business days prior to the Scheduled Closing Date.

        8.5    Seller's Closing Conditions. The following shall be conditions precedent to Seller's obligation to consummate the transaction contemplated by this Agreement. If any of the following conditions precedent to Seller's obligation to consummate the transaction contemplated by this Agreement are not satisfied in all material respects on or before the Closing Date, Seller may, at its option (a) waive such condition and close this transaction with no increase in tie Purchase Price, or (b) terminate this Agreement by notice in writing to Purchaser.

        (a)    On the Closing Date, all of Purchaser's representations and warranties shall be true and correct in all material respects and Purchaser shall have performed in all material respects each covenant to have been performed by Purchaser hereunder on or before the Closing Date, including, without limitation, the provisions of Section 8.3 above.

        (b)    On the Closing Date, there shall be no litigation pending or threatened, seeking (i) to enjoin the consummation of the sale and purchase hereunder, (ii) to recover title to the Property, or any part thereof or any interest therein, (iii) to enjoin the distribution of Seller's Escrow proceeds from Escrow to Seller, or (iv) to enjoin the violation of any law, rule, regulation, restrictive covenant or zoning ordinance that may be applicable with respect to the ownership or operation of the Land, the Improvements or the Personal Property.

        (c)    On the Closing Date, Purchaser shall have consummated, or shall have tendered to the Escrow Agent all of the funds and agreements or other documents required to consummate, the transactions contemplated by the Other Purchase Agreements. Purchaser shall under no circumstances be entitled to consummate the transaction contemplated by this Agreement unless Purchaser shall have consummated, or shall have tendered to the Escrow Agent all of the funds and agreements or other documents required to consummate, the transactions contemplated by the Other Purchase Agreements.

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        8.6    Closing Actions by Escrow Agent. When all conditions to the Closing have been satisfied, including without limitation, all deposits and deliveries required under this Article VIII, the Escrow Agent shall close this transaction by taking the actions listed below in the order indicated. Escrow Agent is authorized and instructed to assemble counterparts delivered to it by the parties into fully executed originals. The Closing Date shall be deemed to have occurred when the Escrow Agent delivers the Deed to the Orange County Recorder's office for recordation and the same is filed for record.

        (a)    The Escrow Agent shall record the following documents (collectively, the "Recorded Documents") in the order indicated:

              (i)    the Partial Cancellation;

              (ii)    the Deed;

              (iii)    the Assignment of Development Agreement;

              (iv)    the Assignment of CCRs;

              (v)    the Assignment of ARSDO; and

              (vi)    Purchaser's financing documents, if any.

        (b)    The Escrow Agent shall deliver to Seller:

              (i)    the Purchase Price less the Deposit and the Initial Payment;

              (ii)    one (1) original Assignment of Contracts;

              (iii)    one (1) original Assignment of Leases;

              (iv)    one (1) original Assignment of Development Agreement;

              (v)    one (1) original Assignment of CCRs;

              (vi)    one (1) original Assignment of ARSDO; and

              (vii)    a copy of each Recorded Document conformed by the Orange County Recorder and showing the recording information for each such document.

        The Escrow Agent shall wire tie funds due to Seller from the Escrow to Seller's depository account (as indicated in Seller's separate wire instructions to the Escrow Agent) early enough on the Closing Date such that Seller receives such funds prior to 12:00 noon (Irvine, California time) on the Closing Date; and

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        (c)    Escrow Agent shall deliver to Purchaser:

              (i)    one (1) original Assignment of Contracts;

              (ii)    one (1) original Assignment of Leases;

              (iii)    the original Non-Foreign Affidavit and the California Affidavit;

              (iv)    the original Tenant Notices;

              (v)    the original termination of the Management Agreement;

              (vi)    the rent roll;

              (vii)    the Security Deposits;

              (viii)    one (1) original Assignment of Development Agreement;

              (ix)    one (1) original Assignment of CCRs;

              (x)    one (I) original Assignment of ARSDO;

              (xi)    the Commission Obligations and Lease Expenses Statement;

              (xii)    the First IAC Letter of Credit Transfer with the original First IAC Letter of Credit Transfer and all amendments attached thereto;

              (xiii)    the Second IAC Letter of Credit Transfer with the original Second IAC Letter of Credit Transfer and all amendments attached thereto; and

              (xiv)    a copy of each Recorded Document conformed by the Orange County Recorder and showing the recording information for each such document.

        (d)    As soon as reasonably possible following the Closing, Escrow Agent shall deliver to Purchaser the original Title Policy.

        8.7    Closing Statement. At the Closing, Purchaser and Seller shall execute and deliver to the Escrow Agent a Closing Statement setting forth the Purchase Price and all prorations, adjustments and credits thereto and, if necessary, a post-closing agreement with respect to any adjustments based upon estimates that are to be readjusted after tie Closing.

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        8.8    Transfer Taxes. Purchaser shall pay all state, city and county documentary transfer and conveyance taxes relating to the consummation of the transaction contemplated by this Agreement. As of the Closing Date, Seller and Purchaser desire that the amount of the transfer taxes paid not be shown on the face of the Deed. Therefore, pursuant to the provisions of Revenue and Taxation Code Section 11932, the Escrow Agent shall transmit to the County Recorder's Officer with the Deed a request that the amount of the taxes due be shown on a separate paper which shall be affixed to the Deed by the County Recorder after the permanent record is made and before the original Deed is returned. The form of the request is attached to the form of the Deed attached hereto as Exhibit G and made a part hereof.

        8.9    Closing Costs. Seller shall pay its legal fees in connection with the negotiation, drafting and consummation of the transaction contemplated by this Agreement, all costs in connection with the preparation of the Survey, and the base premium for the Title Policy. In addition to the transfer taxes referred to in Section 8.8, Purchaser shall pay its legal fees in connection with the negotiation, drafting and consummation of the transaction contemplated by this Agreement, all recording charges for documents which Purchaser elects to record in the public records, all charges for all Endorsements to the Title Policy requested by Purchaser, and all charges for a lender's policy of title insurance. Seller and Purchaser shall share equally any escrow fees of the Escrow Agent.

        8.10     Prorated Items.

        (a)    The following items are to be computed and apportioned as of 11:59 p.m. (Irvine, California time) on the calendar day immediately preceding the Closing Date (such time on such date being referred to as the "Proration Date"):

              (i)    rents collected from Tenants;

              (ii)    amounts paid by the Tenants for the calendar year 2004 as reimbursements to Seller for amounts (other than rent) required to be paid by the Tenants under the Leases;

              (iii)    water and sewer rents, fuel and electric charges as per meter readings taken not more than ten (10) calendar days prior to the Closing Date;

              (iv)    other than the Commission Obligations and Lease Expenses assumed by Purchaser pursuant to Section 6.7(a), payments under all contracts, permits and licenses that are assigned to Purchaser;

              (v)    real estate taxes and any assessments for the property tax year which will commence on July 1, 2004 and end on June 30, 2005 (the "2004/2005 Tax Year") and which are not yet delinquent;

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              (vi)    any common area assessments and charges relating to the Real Property; and

              (vii)    all other expenses relating to the ownership and operation of the Property, including without limitation Purchaser's obligations under Section 6.7(b).

        (b)    Subject to the provisions of Section 6.7(b), all amounts payable for services performed or materials furnished with respect to the Property prior to the Closing Date shall be paid by Seller (without regard to when the invoice is received and without regard to whether the invoice is received by Seller or Purchaser). All amounts payable for services performed or materials furnished with respect to the Property for which Purchaser shall have the obligation pursuant to Section 6.7(b), and which have been paid by Seller prior to tie Closing Date, shall be reimbursed by Purchaser to Seller at Closing. All amounts payable for services performed or materials furnished with respect to the Property or on or after the Closing Date shall be paid by Purchaser.

        (c)    Seller is entitled to retain or to receive all amounts received by Seller or Purchaser for any Tenant work performed by Seller through the Proration Date, and any such amounts received by Purchaser shall be promptly paid by Purchaser to Seller.

        (d)    The proration of real estate taxes shall be based on the tax statements, if available, for the Property for the 2004/2005 Tax Year. Seller shall pay to Purchaser, in cash (or by credit on Purchaser's closing statement) at the Closing, Seller's pro rata portion of the taxes for the 2004/2005 Tax Year through the Proration Date; provided, however, if at or prior to Closing, Seller has paid the first installment of the 2004/2005 Tax Year real estate taxes, then Purchaser shall pay to Seller, in cash at the Closing, Purchaser's pro rata portion of the taxes for the 2004/2005 Tax Year for the period from the Proration Date through December 31, 2004.

        (e)    Payments after the Closing Date pursuant to this Section 8.10 shall be made in cash to the applicable party at its address set forth in Section 13.1.

        (f)    The obligations of Seller and Purchaser under this Section 8.10 which are performable after the Closing Date shall survive the Closing and the delivery of the Deed.

        8.11    Brokers. With respect to the transaction contemplated by this Agreement, Purchaser has not utilized the services of a broker. Seller has utilized the services of Crow Orange County Management Company, Inc. ("Seller's Broker"), and Seller shall pay all commissions due to Seller's Broker as a result of the consummation of the transaction contemplated by this Agreement. Purchaser shall indemnify, defend and hold harmless Seller against all losses, damages, costs, expenses (including reasonable fees and expenses of attorneys), causes of action, suits or judgments of any nature arising out of any claim, demand or liability to or asserted by any broker, agent or finder, licensed or otherwise, claiming to have

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acted on behalf of or to have dealt with Purchaser in connection with this transaction; provided, however, that in no event shall Purchaser be required to pay any amounts owed or claimed to be owed to Seller's Broker. Seller shall indemnify, defend and hold harmless Purchaser against all losses, damages, costs, expenses (including reasonable fees and expenses of attorneys), causes of action, suits or judgments of any nature arising out of any claim, demand or liability to or asserted by any broker, agent or finder, licensed or otherwise, claiming to have acted on behalf of or to have dealt with Seller in connection with this transaction; provided, however, that in no event shall Seller be required to pay any amounts owed or claimed to be owed to any broker, agent or finder, licensed or otherwise, claiming to have acted on behalf of or to have dealt with Purchaser in connection with this transaction. The provisions of this Section 8.11 shall survive the Closing and the delivery of the Deed or the termination of this Agreement.

IX. REMEDIES; CONSEQUENCES OF TERMINATION

        9.1    Seller's Remedies. IF PURCHASER DEFAULTS IN ITS OBLIGATION TO ACQUIRE THE PROPERTY, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND TO RECEIVE OR RETAIN THE DEPOSIT AND THE INITIAL PAYMENT AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, IN FULL SATISFACTION OF CLAIMS AGAINST PURCHASER HEREUNDER (EXCEPT FOR ANY CLAIM FOR BREACH OF A TERMINATION SURVIVING OBLIGATION, AND IF THE CLOSING OCCURS, EXCEPT FOR ANY CLAIM FOR BREACH OF ANY OBLIGATION THAT EXPRESSLY SURVIVES THE TERMINATION OF THIS AGREEMENT OR THE CLOSING PURSUANT TO THE TERMS OF THIS AGREEMENT, FOR WHICH CLAIMS THERE SHALL BE NO LIMITATION OR RESTRICTION ON LIABILITY). SELLER AND PURCHASER AGREE THAT SELLER'S DAMAGES RESULTING FROM PURCHASER'S DEFAULT ARE DIFFICULT, IF NOT IMPOSSIBLE, TO DETERMINE AND THAT THE SUM OF THE DEPOSIT AND THE INITIAL PAYMENT IS A FAIR ESTIMATE OF THOSE DAMAGES WHICH HAS BEEN AGREED TO IN AN EFFORT TO CAUSE THE AMOUNT OF SAID DAMAGES TO BE CERTAIN. SELLER AND PURCHASER WITNESS THEIR AGREEMENT TO THIS SECTION 9.1 BY INITIALING IMMEDIATELY BELOW.

INITIALS OF SELLER            INITIALS OF PURCHASER

        9.2    Purchaser's Remedies. IF SELLER DEFAULTS UNDER THIS AGREEMENT BY FAILING TO DEPOSIT THE DEED IN ESCROW AND THEREAFTER, UNLESS EXCUSED UNDER THE TERMS OF THE AGREEMENT, CONVEYING THE PROPERTY, THEN PURCHASER, AS ITS SOLE AND EXCLUSIVE REMEDY AND AS FULL COMPENSATION FOR ALL OTHER RIGHTS AND REMEDIES OF PURCHASER AGAINST SELLER, SHALL BE ENTITLED TO

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(A) TERMINATE THIS AGREEMENT AND TO RECEIVE A RETURN OF THE DEPOSIT AND THE INITIAL PAYMENT OR (B) ENFORCE SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT; PROVIDED, HOWEVER, THAT ANY SUCH ENFORCEMENT SHALL NOT INCLUDE A CLAIM FOR MONETARY DAMAGES UNLESS, PRIOR TO ENTRY OF A FINAL JUDGMENT FOR PURCHASER, SELLER CONVEYS THE PROPERTY TO A BONA FIDE PURCHASER FOR VALUE.

        9.3    Consequences of Termination. If, in accordance with the terms of this Agreement, either Seller or Purchaser terminates this Agreement and the party specified in Section 9.4 as being entitled to receive the Initial Payment and/or the Deposit does in fact receive the Initial Payment and/or the Deposit, thereafter neither Seller nor Purchaser shall have any further rights, obligations or liability under this Agreement, except with respect to those matters which Seller and Purchaser have agreed in this Agreement shall survive tie termination of this Agreement (whether terminated by Seller or Purchaser in accordance with this Agreement), and Purchaser's interest, if any, in the Property shall terminate without any action being required by Seller.

        9.4    Disposition of Initial Payment and Deposit. In the event of a termination of this Agreement by either Seller or Purchaser, Seller or Purchaser shall be entitled to the Initial Payment and/or the Deposit as specified in this Section 9.4, and the Escrow Agent is authorized to deliver the Initial Payment and/or the Deposit to the party specified in this Section 9.4 as being entitled to receive the Initial Payment and/or the Deposit. Any such delivery of the Initial Payment and/or the Deposit by Seller or the Escrow Agent, as applicable, shall take place on or before the tenth (10'h) business day following receipt of written notice of such termination by the Escrow Agent and the non-terminating party from the terminating party, unless the non-terminating party notifies the Escrow Agent that the non-terminating party disputes the right of the terminating party to receive the Initial Payment and/or the Deposit, in which case, the Escrow Agent shall interplead the Initial Payment and/or the Deposit into a court of competent jurisdiction in Orange County, California. All attorneys' fees and costs and the Escrow Agent's costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Initial Payment and/or the Deposit, or if the Initial Payment and/or the Deposit is distributed in part to both parties, then in the inverse proportion of such distribution. Notwithstanding the foregoing or anything to the contrary contained herein:

        (a)    If Purchaser has made the Second Initial Payment in accordance with the provisions of Section 2.3(a) and thereafter elects to terminate this Agreement on or before the Escrow Continuation Date pursuant to the provisions of Section 2.3(a), then, upon delivery by Purchaser to Seller and the Escrow Agent of Purchaser's written notice of termination in accordance with Section 2.3(a), Purchaser shall be entitled to receive the Second Initial Payment from the Escrow Agent without any confirmation or notice to or from Seller, and Seller shall have no right to object to delivery by the Escrow Agent of the Second Initial Payment to Purchaser. If Purchaser has made the Deposit in accordance with the provisions of Section 2.3(a) and thereafter elects to terminate this

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Agreement on or before the Risk Date pursuant to the provisions of Section 5.4, then, upon delivery by Purchaser to Seller and the Escrow Agent of Purchaser's written notice of termination in accordance with Section 5.4, Purchaser shall be entitled to receive the Deposit from the Escrow Agent without any confirmation or notice to or from Seller, and Seller shall have no right to object to delivery by the Escrow Agent of the Deposit to Purchaser.

        (b)    If (i) Purchaser elects to terminate this Agreement at any time on account of a Casualty (as defined in Section 10.2) as permitted by Section 10.2(b), a condemnation as permitted by Article XI or as permitted by Section 4.2(c), 4.2(d), 7.3, 8.4 (unless, as to Section 8.4(e), the reason the Other Purchase Agreements or any one of them fail to close is due to a breach of one or more of the Other Purchase Agreements by Purchaser or for any reason permitting the seller under one or more of the Other Purchase Agreements to terminate such agreement under the circumstances of Section 9.4(c) of such agreement, then the disposition of the Deposit and the Initial Payment shall be in accordance with Section 9.4(c) of this Agreement) or 9.2, or (ii) Seller elects to terminate this Agreement at any time on account of a Casualty as permitted by Section 10.2(b) (but subject to Purchaser's rights under Section 10.2(c)) or as permitted by Section 8.5 (b), then, upon delivery by the terminating party to Escrow Agent of notice of the terminating party's election to terminate, Purchaser shall be entitled to receive the Deposit and the Initial Payment from Seller or the Escrow Agent, as applicable, without any confirmation or notice to or from Seller, and Seller shall have no right to object to delivery by the Escrow Agent to Purchaser of the Deposit.

        (c)    If Seller elects to terminate this Agreement at any time as permitted by Section 7.3, 8.5(a), 8.5(c) (unless the reason the Other Purchase Agreements or any one of them fail to close due to a breach of one or more of the Other Purchase Agreements by Seller or for any reason permitting the purchaser under one or more of the Other Purchase Agreements to terminate such agreement under the circumstances of Section 9.4(b) of such agreement, then the disposition of the Deposit and the Initial Payment shall be in accordance with Section 9.4(b) of this Agreement), 9.1 or 12.9, then, upon delivery by Seller to Purchaser and the Escrow Agent of notice of Seller's election to terminate, Seller shall be entitled to retain the Deposit and the Initial Payment if previously paid to Seller or to receive from the Escrow Agent the Deposit and the Initial Payment if then held by the Escrow Agent without any confirmation or notice to or from Purchaser, and Purchaser shall have no right to object to delivery by the Escrow Agent to Seller of the Deposit and the Initial Payment then held by the Escrow Agent

        9.5    Attorneys' Fees and Legal Expenses. If any party to this Agreement shall bring any action or proceeding for any relief against any other party to this Agreement, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing or defending such action or proceeding or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid

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whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this Section, attorneys' fees shall include, without limitation, fees incurred in the following: (a) post-judgment motions, (b) contempt proceedings, (c) garnishment, levy and debtor and third party examinations, (d) discovery, and (e) bankruptcy litigation. This Section 9.5 is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

X. MAINTENANCE; REPAIR; RISK OF LOSS

        10.1    Maintenance; Repair. Prior to the Closing:

        (a)    Seller shall maintain the Property in its present condition, subject to ordinary wear and tear, and shall maintain Seller's existing insurance coverages for the Property ("Seller's Property Insurance").

        (b)    Seller shall advise Purchaser promptly of any litigation, arbitration or administrative hearing instituted after the Effective Date which concerns or affects the Property of which Seller obtains actual knowledge.

        (c)    Except as provided in Section 6.2 of this Agreement, Seller shall not enter into any service, maintenance, management or other agreement with respect to all or any portion of the Property without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed.

        (d)    Seller shall not, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), remove any equipment forming a part of the Property except such as is replaced by Seller by an article of substantially equal suitability and value, free and clear of any lien or security interest.

        10.2     Risk of Loss.

        (a)    Prior to the Closing, Seller shall bear all risk of loss or damage to any of the Property caused by fire or other casualty (a "Casualty"). If any of the Property is damaged by a Casualty, Seller shall deliver to Purchaser written notice of such Casualty (a "Casualty Loss Notice") after making Seller's determination provided for under Section 10.2(b).

        (b)    If the estimated cost, based upon Seller's reasonable determination, to repair the damage caused by the Casualty is less than Five Hundred Thousand Dollars

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($500,000), or if the estimated time, based upon Seller's and Purchaser's reasonable determination, to repair the damage caused by the Casualty is less than ninety (90) calendar days, then Purchaser shall purchase the Property in its damaged condition without abatement of the Purchase Price, but with a credit in the amount of any insurance deductible required under Seller's Property Insurance and with an assignment from Seller of all insurance proceeds paid under Seller's Property Insurance. In the case of any other Casualty, either Seller or Purchaser may terminate this Agreement upon a written notice of termination to the other within ten (10) calendar days after Seller delivers its Casualty Loss Notice to Purchaser; and if the scheduled Closing Date falls within such ten (10)-day period, the Closing Date shall automatically be extended to a date which will permit such ten (10)-day period to expire prior to the new scheduled Closing Date.

        (c)    If Seller elects to terminate this Agreement pursuant to Section 10.2(b), then (i) Purchaser may elect to receive a return of the Deposit and the Initial Payment in accordance with Section 9.4(b); or (ii) Purchaser may preserve this Agreement by electing to purchase the Property in its damaged condition without abatement of the Purchase Price but with a credit in the amount of any insurance deductible required under Seller's Property Insurance and with an assignment from Seller of all insurance proceeds paid under Seller's Property Insurance. If Purchaser elects to terminate this Agreement pursuant to Section 10.2(b), then upon such termination, Purchaser shall be entitled to a return of the Deposit and the Initial Payment in accordance with Section 9.4(b). The remaining consequences of a termination by either Seller or Purchaser under Section 10.2(b) shall be as described under Section 9.3.

XI. CONDEMNATION

    If, prior to the Closing, any governmental authority or other entity having condemnation authority shall institute any eminent domain proceeding or take any steps preliminary thereto (including the giving of any direct or indirect notice of intent to institute such proceedings) with regard to the Real Property or any portion thereof, Seller shall give prompt notice of same to Purchaser. In such event, Purchaser shall be entitled, as its sole and exclusive remedy, to terminate this Agreement upon a written notice of termination to Seller (a) within ten (10) calendar days after notice by Seller to Purchaser of such condemnation or (b) on the Closing Date, whichever occurs first. In the event that Purchaser does not terminate this Agreement pursuant to the preceding sentence, Purchaser shall be conclusively deemed to have elected to accept such condemnation, and waives any right to terminate this Agreement as a result thereof. In the event that Purchaser elects to terminate this Agreement under this Article XI, the Deposit and the Initial Payment shall be returned to Purchaser in accordance with Section 9.4(b). The remaining consequences of such termination shall be as described under Section 9.3. If Purchaser waives (or is deemed to have waived) the right to terminate this Agreement as a result of such condemnation, despite such condemnation, Seller and Purchaser shall consummate this Agreement in accordance with the terms hereof with no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing all of Seller's right, title and interest in and to all proceeds resulting or to result from said condemnation.

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XII. MISCELLANEOUS

        12.1    Notice. Any notice, communication, request, reply or advice (collectively, a "Notice") provided for or permitted by this Agreement to be made or accepted by any party to this Agreement must be in writing. A Notice may, unless otherwise provided herein, be given or served by (a) facsimile with electronic confirmation of receipt, together with depositing the same into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Airborne Express, Emery or Purolator; or (b) delivering the same to such party, or an agent of such party, in person or by commercial courier; or (c) depositing the same into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Airborne Express, Emery or Purolator. A Notice given by facsimile in the manner described in clause (a) above shall be effective on the date actually received by the party to be notified. A Notice given in the manner described in clause (b) or (c) above shall be effective only if and when received by the party to be notified between the hours of 8:00 a.m. and 5:00 p.m. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

Seller:         Crow Winthrop Development Limited Partnership
            3121 Michelson Drive, Suite 505
            Irvine, California 92612
            Attention: William H. Lane, Jr.
            Fax: (949) 553-1154

with a copy to:   Rus, Miliband & Smith
            A Professional Corporation
            2600 Michelson Drive, 7th Floor
            Irvine, California 92612
            Attention: Joel S. Miliband, Esq.
            Fax: (949) 252-1514

Purchaser:         Maguire Properties, L.P.
            333 South Grand Avenue, Suite 400
            Los Angeles, California 90071
            Attention: Richard I. Gilchrist
            Fax: (213) 687-5758

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with copies to:      Mark T. Lammas, Esq.
            Maguire Properties, L.P.
            333 South Grand Avenue, Suite 400
            Los Angeles, California 90071
            Fax:   (213) 533-5198

            Gilchrist & Rutter
            1299 Ocean Avenue, Suite 900
            Santa Monica, California 90401
            Attention: Paul S. Rutter, Esq.
            Fax: (310) 394-4700

The parties shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) calendar days written notice to the other party.

        12.2    Time of the Essence. Time is of the essence in all things pertaining to the performance of this Agreement.

        12.3    Place of Performance. This Agreement is made and shall be performable in Orange County, California, and shall be construed in accordance with the laws (but not including the conflict laws) of the State of California.

        12.4    Jurisdiction and Venue. Seller and Purchaser (and any assignee of or successor to either such party) agree that any action or proceeding or counterclaim brought by any party to this Agreement against any other party to this Agreement on any matter whatsoever arising out of or in any way connected to this Agreement must be brought in a California state court in Orange County, California. This Section 12.4 shall survive the Closing and the delivery of the Deed or the termination of this Agreement for any reason.

        12.5    Section Headings. The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several sections hereof.

        12.6    Number. Within this Agreement, words in the singular number shall be held and construed to include the plural and words in the plural shall be held and construed to include the singular, unless the context requires otherwise.

        12.7    Merger. To the extent certain provisions of this Agreement provide that they survive the Closing, those provisions shall not be deemed terminated at the time of the Closing, nor shall they merge into the various documents executed and delivered at the time of the Closing.

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        12.8    Periods; Business Days. In the event that any date or any period provided for in this Agreement shall end on a Saturday, Sunday or legal holiday, the applicable date or period shall be extended to the first business day following such Saturday, Sunday or legal holiday. When used in this Agreement, the term "business day" shall mean any day during which national banks having their principal place of business in Los Angeles, California are required or permitted to be open.

        12.9    No Recordation. Without the prior written consent of Seller, there shall be no recordation by Purchaser of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or such memorandum or affidavit by Purchaser, without the prior written consent of Seller, shall constitute a default hereunder by Purchaser, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon such termination, all Deposit shall be delivered to Seller in accordance with Section 9.4(c). The remaining consequences of such termination shall be as described under Section 9.3.

        12.10    Multiple Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile transmission), each of which is to be deemed original for all purposes.

        12.11    Severability. If any provision of this Agreement or the application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

        12.12    Assignment. Except as provided in this Section 12.12, Purchaser may not assign or otherwise transfer any of Purchaser's rights or interests under this Agreement without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion. Purchaser may assign or otherwise transfer all of Purchaser's rights or interests under this Agreement without the prior written consent of Seller to a related entity in which Purchaser is the majority owner and controlling member, partner or shareholder; provided, however, that (i) such assignee shall assume in writing all of Purchaser's obligations under this Agreement and (ii) Purchaser shall remain primarily obligated as Purchaser under this Agreement and Seller does not waive or relinquish any rights under the Agreement against Purchaser. Any assignment by Purchaser of its rights under this Agreement without having obtained the prior written consent of Seller, where such consent is required by this Section 12.12, shall be void ab initio.

        12.13    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties to this Agreement with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement. This Agreement may not be modified or discharged orally, nor may any waivers or consents be given orally, and every such modification, discharge, waiver or consent shall be in writing and signed by the person against which enforcement thereof is sought.

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        12.14    Exculpation of Members, Officers and Directors. The liabilities and obligations of Seller and Purchaser under this Agreement are enforceable solely against Seller and Purchaser, respectively; and no member of Seller or Purchaser, nor any officer, director or direct or indirect partner of any member of Seller or Purchaser, shall have any liability for any such liabilities or obligations of Seller or Purchaser set forth in this Agreement.

        12.15    Construction. Seller and Purchaser acknowledge that Seller and Purchaser and their respective counsel have reviewed and revised this Agreement and the other documents and agreements to be executed pursuant to this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any such other documents or agreements or any exhibits or amendments to be executed and delivered in connection with this Agreement. All references in this Agreement to a document or agreement shall mean and refer to such document or agreement as amended to date, even if any such amendment is not referenced herein.

        12.16    Post-Closing Audit. For a period commencing on the Closing Date and terminating on the thirtieth (30'h) day after the Closing Date (the "Post-Closing Audit Period"), Seller will cooperate (at no cost to Seller) with Purchaser's auditor (KPMG LLP or any successor auditor selected by Purchaser) in the conduct of a post-Closing audit of Seller's operating statements for the Property for the calendar year 2003 and calendar year 2004 through the last full month prior to the Closing Date (the "Post-Closing Audit"). In connection with the Post-Closing Audit, Seller shall only be required to provide the 2003 operating statement and the 2004 operating statement through the last full month prior to the Closing Date, at no cost to Seller, and in the format that Seller has maintained such information. Seller shall not be required to deliver to Purchaser's auditor a representation letter. Seller shall not be required to permit the Post-Closing Audit if a request for the Post-Closing Audit is not received in writing and delivered in accordance with the notice provisions of Section 12.1 of this Agreement prior to the termination of the Post-Closing Audit Period. Seller's obligation under this Section 12.16 shall terminate, whether or not the Post-Closing Audit is completed, on the last day of the Post-Closing Audit Period. The obligations of Seller under this Section 12.16 shall survive the Closing.

[Signature Page Follows]

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        IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the Effective Date.

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                A Maryland Limited Partnership,

                By:    CROW IRVINE #2,
                      A California Limited Partnership,
                      Its Sole General Partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            A Texas Limited Partnership,
                            Its Sole General Partner

                            By:
                                William H. Lane, Jr.,
                                A Managing General Partner

                PURCHASER:

                MAGUIRE PROPERTIES, L.P.,
                a Maryland limited partnership

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation
                      Its General Partner

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

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GENERAL PARTNER'S CONSENT AND ACKNOWLEDGMENT

        The undersigned, being the general partner ("General Partner") of the purchaser ("Purchaser") under the Agreement to which this page is attached (the "Agreement"), acknowledges that the seller ("Seller") under the Agreement has agreed to enter into the Agreement in reliance on the General Partner's execution of this Consent and Acknowledgment, and that but for the General Partner's execution of this Consent and Acknowledgment Seller would not enter into the Agreement with Purchaser. General Partner acknowledges that it will derive substantial benefits from the purchase of the property ("Property") covered by the Agreement. By executing this Consent and Acknowledgment General Partner agrees as follows:

        1.    During the period commencing on the Effective Date (as defined in the Agreement) and terminating on the Closing Date (as defined in the Agreement), General Partner shall not (i) assign or otherwise transfer, in whole or in part, its interest as general partner in Purchaser, (ii) resign as general partner of Purchaser, (iii) permit its general partner ownership or economic interests in Purchaser existing as of the Effective Date to be diluted, or (iv) cause or permit the Purchaser to be dissolved or to lose its good standing status in any state in which Purchaser is in good standing as of the Effective Date.

        2.    In addition to, and not as a limitation on, the general partner liability of General Partner for the obligations of Purchaser under the Agreement, and as and for additional consideration for Seller entering into the Agreement with Purchaser, General Partner (i) agrees to be bound in the same manner as Purchaser by the waivers and releases contained in the Agreement, including, without limitation, the waivers and releases contained in Section 7.5 of the Agreement (collectively, the "Releases"), and (ii) shall indemnify, defend and hold harmless Seller from and against any liability Seller may suffer or incur as a result of (x) a failure of Purchaser, its successors or assigns, to pay or perform any obligations of Purchaser under the Agreement, including, without limitation, the Releases, and (y) a breach by Owner (as defined in the Facility Parcel Owner's Consent and Acknowledgment below), its successors and assigns, under the Facility Parcel Owner's Consent and Acknowledgment.

        3.    This Consent and Acknowledgment shall be binding upon the successors and assigns of the General Partner.

                GENERAL PARTNER:

                MAGUIRE PROPERTIES, INC.,
                a Maryland corporation

                By:
                    Robert F. Maguire, III
                    Chairman and Co-CEO

                By:
                    Richard L. Gilchrist
                    President and Co-CEO

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FACILITY PARCEL OWNER'S CONSENT AND ACKNOWLEDGMENT

        The undersigned, being the owner ("Owner') of that approximate fifteen (15) acre parcel of real property surrounded by the property ("Property") subject to the agreement to which this page is attached (the "Agreement") and the properties subject to the Other Purchase Agreements (as defined in the Agreement) and commonly referred to as the "Facility Parcel," acknowledges that the seller ("Seller") under the Agreement has agreed to enter into the Agreement with Owner's affiliate ("Purchaser") in reliance on Owner's execution of this Consent and Acknowledgment, and that but for Owner's execution of this Consent and Acknowledgment Seller would not enter into the Agreement with Purchaser. Owner acknowledges that as the owner of the Facility Parcel it will derive substantial benefits from the purchase of the property ("Property") covered by the Agreement by its affiliate. By executing this Consent and Acknowledgment, and as and for additional consideration for Seller entering into the Agreement with Purchaser, Owner agrees to be bound in the same manner as Purchaser by the waivers and releases contained in the first sentence of Section 7.5(a) of the Agreement. This Consent and Acknowledgment shall be binding upon the successors and assigns of the Owner.

                OWNER:

                MAGUIRE PROPERTIES - PARK PLACE, LLC
                a Delaware limited liability company

                By:    MAGUIRE PROPERTIES, L.P.,
                      a Maryland limited partnership
                      Its Managing Member

                      By:    MAGUIRE PROPERTIES, INC.,
                            a Maryland corporation
                            Its General Partner

                            By:
                                Robert F. Maguire, III
                                Chairman and Co-CEO

                            By:
                                Richard L. Gilchrist
                                President and Co-CEO

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EXHIBIT A

Legal Description

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT,

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HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

47

EXHIBIT B

Parking Control Property

Parking booths, parking gates, parking control vehicles and all related items of personal property used in connection with the control of parking on the Land.

48

EXHIBIT C

Certified Most Current Rent Roll
Certificate

    The undersigned, William H. Lane, Jr., in the capacity set forth below, hereby certifies that the information set forth on the Crow Winthrop Development Limited Partnership Rent Roll dated   , 2004, attached hereto as Schedule A, under the columns entitled "    ","     " [insert title of columns] is true, correct and complete.
    In Witness Whereof, the undersigned executes this Certification on this     day of   , 2004.

                CROW IRVINE #1 LIMITED PARTNERSHIP, a Texas Limited Partnership, in its capacity as the Sole General Partner of Crow Irvine #2, a California Limited Partnership, which is the Sole General Partner of Crow Winthrop Development Limited Partnership, a Maryland Limited Partnership

                By:
                    William H. Lane, Jr.,
                    A Managing General Partner of
                    Crow Irvine #1 Limited Partnership

49

EXHIBIT D

List of Service, Supply and Maintenance Contracts Which
Relate to the Property

50

EXHIBIT E

Form of Surveyor's Certificate
The undersigned, being a duly licensed and qualified engineer in and for the State of California, does hereby state to   ,   , and its successors and assigns and Chicago Title Company, that this survey is a true and accurate survey based on an inspection of the following described real estate "Premises"):
Legal Description of Property

That this survey was prepared under my direction and was actually made upon the ground; that the information courses and distances shown on this survey are correct and accurately represent the boundaries and areas of the Premises; that the title lines shown on this survey and the lines of actual possession are the same, if visible and accessible, that the survey shows the location of utilities clearly visible on the Premises; that the Premises are made up of one or more parcels; that this plat and the survey on which it is based were made in accordance with the minimum standard detail requirements ALTA/ACSM Land Title Surveys' jointly established and adopted by the ALTA and the ACSM in 1992 and this survey meets the requirements for an urban survey, as defined therein; that the information shown hereon has been obtained by an actual transit-tape survey on the ground, and that it is correct and shows a fixed and determinable position and location of the Premises and the location and dimensions of all (a) monuments placed at all major corners of the boundary of the Premises, (b) existing buildings, structures and other improvements situated on the surveyed Premises, (c) driveways or other curb cuts along any abutting streets, (d) waterways, ditches, easements, roads, sidewalks, drainage ways and rights-of- way either of record and disclosed in the Preliminary Title Report prepared by Chicago Title Company or visible on the ground situated on the Premises, (e) encroachments onto the Premises. and (f) encroachments of any buildings or other improvements situated on the Premises onto properties or rights-of-way abutting the Premises; that except as shown, (i) there are no easements or rights-of-way or uses affecting the Premises that would be visible by a careful physical inspection of the Premises, that are of record and disclosed by the Preliminary Report by Chicago Title Company or that are known by the undersigned other than those shown by the survey, (ii) there are no party walls, encroachments or overhangs on adjoining premises, streets, alleys, easements or rights-of-way by any of said buildings, structures or other improvements except as shown hereon, (iii) there are no encroachments or overhangs on the premises by buildings, structures or other improvements situated on adjoining premises, except as shown hereon, and there are no streams, rivers, springs, ponds, lakes or drains located on or running across the Premises except as shown hereon; that all rights-of-way, building restrictions of record, or setback lines of record, zoning restrictions if any, easements and other matters of record and the dimensions of same have been accurately located and stated hereon; that the survey reflects boundary lines of the described land which "close" by engineering calculations; that the property described hereon is not in an area that has been identified by the Federal Emergency Management Agency or any other governmental authority as "flood plain", "flood prone area", "area of special flood hazard" or "area of special mud slide hazard"; that there are

51

no discrepancies between the boundary lines of the subject property as shown on the survey map and as described in the legal description of record, except as shown on the survey, that, except as shown hereon, no part of the surveyed property serves any adjoining property, street or alley drainage, ingress, egress or similar purposes; that all parking areas and the number of parking spaces have been accurately located and stated hereon; that this survey accurately and correctly shows the distances from each building, structure or other improvement located on the Premises to the nearest facing exterior property lines of the Premises, to all applicable building setback lines and to other improvements on the Premises; the courses and measured distances of the exterior property lines of the Premises; the scale, the north direction, the distance to the nearest intersecting street; the width of street or streets on which the Premises abut and all access ways thereto; the lot and block number shown on any map or plat to which reference is made in the legal description of the Premises, together with the recording references for said map or plat; the land area of the Premises; the locations and names of all public and private streets or alleys located on the Premises or adjacent thereto, all of which are public unless otherwise noted; the location, dimension and recording data of all easements, rights-of-way and other matters of record located on (or otherwise affecting) the Premises (and shown in Chicago Title Company's Preliminary Report No.   , dated as of   ); the location of any utility transformer located on the Premises; the survey shows the location of all surface access points to the storm drainage systems.

Dated:   , 2004
, R.C.E.   (Exp.   /  /  )

52

EXHIBIT F

List of Items To Be Delivered To Purchaser
Following Execution Of The Agreement

a.    Preliminary Title Report and a copy of Underlying Documents;

b.    Copies of current leases and/or license agreements and amendments thereto, if applicable to such Property;

c.    Copy of the Construction, Operation and Reciprocal Easement Agreement, dated July 26, 1985 ("REA") and REA Management Agreement, dated July 26, 1985;

d.    Copies of any maintenance, management and/or other service and vendor agreements that affect the operation the Property;

e.    Copies of a list of work in progress or lease negotiations for new or existing tenants, if applicable to such Property;

f.    Copy of 2003 annual CAM reconciliation, if applicable to such Property, property tax and insurance billings;

g.    Copies of the applicable conditional use permits, vesting tentative tract maps and development agreement for the Property;

h.    Copy of any ALTA Survey for the Property;

i.    Copies of any recent Phase 1 Environmental Reports on any portion(s) of the Property;

j.    Copies of current tenant rent roll, including a schedule of security deposits, if applicable to such Property;

k.    Copies of 2003 and most current tenant aging delinquency report, if applicable to such Property;

l.    Copies of permitted or "as built" building plans and certificates of occupancy, if applicable to such Property;

m.    Copies of any parcel map(s);

n.    Copies of any Orange County Assessor's Map; and

o.    Copy of the 2003 operating statement, if applicable to such Property, and 2004 budget, if applicable to such Property.

53

EXHIBIT G

Grant Deed

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

MAIL TAX STATEMENTS TO:

(Space Above For Recorder's Use Only)

GRANT DEED

    The undersigned Grantor declares that Documentary Transfer Tax is not shown pursuant to Section 11932 of the California Revenue and Taxation Code, as amended.

    FOR VALUE RECEIVED, CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Grantor"), hereby grants to   ("Grantee"), all that certain real property (the "Property") situated in the City of Irvine, County of Orange, State of California, described on Schedule I attached hereto and by this reference incorporated herein.
THE PROPERTY IS CONVEYED TO GRANTEE "AS IS, WHERE IS" AND SUBJECT TO:

(a)    All liens, leases, encumbrances, easements, covenants, conditions and restrictions and other matters of record or otherwise known to Grantee, including any and all matters shown on any subdivision or parcel map or maps affecting the Property;

(b)    All exceptions appearing in a certain policy of title insurance for the Property issued to the Grantee as of the date hereof;

54

(c)    All matters which are revealed or disclosed in any survey of the Property reviewed, received or obtained by Grantee;

(d)    Interests of tenants in possession as tenants only under lease agreements; and

(e)    A lien not yet delinquent for taxes for real property and personal property, and any general or special assessments against the Property, as well as any lien not yet delinquent for supplemental taxes assessed pursuant to Chapter 3.5, commencing with Section 75, of the California Revenue and Taxation Code.

    IN WITNESS WHEREOF, the undersigned has executed this Grant Deed dated as of   , 2004.

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

55

SCHEDULE 1

LEGAL DESCRIPTION
PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE

56

INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

57

State of California

County of

    On   2004 before me, personally appeared    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

 Signature                (Seal)

58

Document No.

Recorded   , 2004

        STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER (PURSUANT TO SECTION 11932 REVENUE AND TAXATION CODE)

TO:     Recorder
    County of Orange

    Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:

Grantor:   Crow Winthrop Development Limited Partnership, a Maryland limited partnership

Grantee:

    The property described in the accompanying document is located in:

    _    the unincorporated area of the County of Orange.

    X    the City of Irvine, County of Orange.

    The amount of tax due on the accompanying document is $    computed on the full value of the property conveyed, less liens and encumbrances remaining on the property at the time of transfer.

(Signature of Grantor or Agent)

Note: After the permanent record is made, this form will be affixed to the conveying document and returned with it.

59

EXHIBIT H

Assignment of Contracts

    THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES ("Assignment") is made as of the   day of   2003, between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and    ("Assignee").

    Concurrently herewith, Assignor is transferring to Assignee that certain real property located in the City of Irvine, County of Orange, State of California, more particularly described in Schedule I attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

(i)    the contracts and agreements listed and described on Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts"),

(ii)    all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements on the Property;

(iii)    all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property; and

(iv)    all refundable cash deposits posted with utility companies serving the Property.

All items described in (ii) and (iii) above are hereinafter collectively referred to as "Intangible Property."

    Assignee does hereby accept such assignment and transfer and assumes and agrees to perform and satisfy all of the obligations, terms, covenants, conditions and liabilities required to be performed by Assignor from and after the date of this Assignment under the Contracts. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) under the Contracts arising out of or resulting from any breach or default in Assignee's obligations hereunder. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from Assignor's failure to perform its obligations under the Contracts prior to the date hereof.

    Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments and agreements contained herein.

60

    The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California.

    Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such dispute.

    In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                ASSIGNOR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,

                By:    CROW IRVINE #2,
                      a California limited partnership,
              its general partner

                      By:    CROW IRVINE #l LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

61

                ASSIGNEE:

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation
                      Its

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

62

SCHEDULE "1"
LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL I OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED INN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE

63

INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

64

SCHEDULE "2"

CONTRACTS

[To be attached]

65

EXHIBIT I
Assignment of Leases

    THIS ASSIGNMENT OF LEASES ("Assignment") is made as of this   day of    2004, between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and    ("Assignee").

    Concurrently herewith, Assignor is transferring to Assignee that certain real property located in the City of Irvine, County of Orange, State of California, more particularly described in Schedule I attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements (collectively, the "Leases"), of the improvements comprising a part of the Property, together with all security deposits tendered under the Leases remaining in the possession of Assignor.

    Assignee does hereby accept such assignment and transfer and assumes and agrees to perform and satisfy all of the obligations, terms, covenants, conditions and liabilities required to be performed by Assignor from and after the date of this Assignment under or with respect to the Leases, including without limitation any and all claims made by tenants with respect to security deposits. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) under the Leases or arising out of or resulting from any breach or default in Assignee's obligations hereunder. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from Assignor's failure to perform its obligations under the Leases prior to the date hereof.

    Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments and agreements contained herein.

    The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California.

    Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such dispute.

    In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

66

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                ASSIGNOR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

                ASSIGNEE:

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation Its

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

67

SCHEDULE "1"
LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30,1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE

68

INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

69

EXHIBIT J

Certificate Regarding Foreign Investment
In Real Property Tax Act

    Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Transferor"), Transferor hereby certifies:

    1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

    2.    Transferor's Federal Employer Identification Number is 33-0791450.

    3.    Transferor's office address is 3121 Michelson Drive, Suite 505, Irvine, California 92612; and

    4.    The property which is the subject matter of the disposition is located in Irvine, California and is more particularly described on Schedule I hereto.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

70

Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

Dated:

                TRANSFEROR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

71

SCHEDULE 1
LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE

72

INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

73

CERTIFICATE REGARDING NON-APPLICABILITY OF
CALIFORNIA REVENUE & TAXATION CODE § 18662

    Section 18662 of the California Revenue & Taxation Code provides that a transferee (purchaser) of a California real property interest must withhold tax if the transferor (seller) is a person (but not a partnership as determined in accordance with Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code, or a corporation, or an individual) and the funds are to be disbursed to a transferor (seller) with a last known street address outside of California. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a California real property interest by Crow Winthrop Development Limited Partnership, a Maryland limited partnership ("Transferor"), Transferor hereby certifies that Transferor is a partnership as determined in accordance with Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code, and Transferor's permanent office address, where the funds are to be disbursed, is 3121 Michelson Drive, Suite 505, Irvine, California 92612.
    Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

Dated:

                TRANSFEROR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,
                its managing member

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                                William H. Lane, Jr.
                                Managing General Partner

74

EXHIBIT K

Form of Tenant Notice

[DATE OF SALE CLOSING]

CERTIFIED MAIL, RETURN RECEIPT REQUESTED

TO:      [NAME]
         [ADDRESS]

RE:      Six Story Office Building at Park Place
         Notification  Regarding Change of Ownership

This letter is to notify you as a Tenant at Park Place (the "Property"), that the Property has been sold by Crow Winthrop Development Limited Partnership, a Maryland limited partnership ("Seller"), to   ("Purchaser"). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From and after the date of this letter, any and all unpaid rent as well as all future rent and any other amounts due under the terms of your Lease shall be directed as follows:
TO: ATTN: AT:

As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller's obligations with respect to such deposits have been assumed by, the Purchaser as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

75

The amount of security deposit held with respect to your Lease which has been transferred to the Purchaser is $   . [Add if appropriate: The amount so transferred is after deduction of $   from your original security deposit for [state reason for deduction]].

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

ACKNOWLEDGED:

By:    MAGUIRE PROPERTIES, INC.,
      a Maryland corporation
      Its

      By:
            Robert F. Maguire, III
            Chairman and Co-CEO

      By:
            Richard L. Gilchrist
            President and Co-CEO

Date:

76

EXHIBIT L

Partial Cancellation of Restrictions
RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

SPACE ABOVE THIS LINE FOR RECORDER'S USE

PARTIAL CANCELLATION OF RESTRICTIONS

    THIS PARTIAL CANCELLATION OF RESTRICTIONS is made and entered into as of the    day of    , 2004 by Crow Winthrop Development Limited Partnership, a Maryland limited partnership ("Owner"), with respect to the following:
PARCEL 2 OF LOT LINE ADJUSTMENT NO. 44487-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 11, 2000, AS INSTRUMENT NO. 20000362543, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA. ("Subject Property").

    CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP is the Owner of the Subject Property affected by the restrictions contained in the Grant Deed executed by The Irvine Industrial Complex to Fluor Corporation, recorded July 23, 1974 in book 11202, page 450, Official Records ("Grant Deed"). Rights under Paragraph 5 of the Grant Deed were quitclaimed from The Irvine Company, as successor in interest to Irvine Industrial Complex, to Crow Winthrop Development Limited Partnership by Corporation Quitclaim Deed recorded August 18, 1986 as Instrument No. 86-367132, Official Records.

    Owner hereby cancels and terminates Paragraph 5 as contained in the Grant Deed, as to the Subject Property.

CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
a Maryland limited partnership,

    By:    CROW IRVINE #2,
          a California limited partnership,
          its general partner

          By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                a Texas limited partnership,
                its general partner

                By:

77

                    Its: Managing General Partner

78

STATE OF CALIFORNIA        )
  ) SS. COUNTY OF ORANGE         )

    On   2004, before me,     personally appeared   personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

79

EXHIBIT M

Certified Most Current Commission Obligations and
Lease Expenses Statement Certificate

    The undersigned, William H. Lane, Jr., in the capacity set forth below, hereby certifies that the information set forth on the Crow Winthrop Development Limited Partnership Commission Obligations and Lease Expenses Statement dated   , 2004, attached hereto as Schedule A, is true, correct and complete.
    In Witness Whereof, the undersigned executes this Certification on this   day of   , 2004.

                CROW IRVINE #1 LIMITED PARTNERSHIP,
                a Texas Limited Partnership, in its capacity as the Sole General Partner of Crow Irvine #2, a California Limited Partnership, which is the Sole General Partner of Crow Winthrop Development Limited Partnership, a Maryland Limited Partnership

                By:
                    William H. Lane, Jr.,
                    A Managing General Partner of
                    Crow Irvine #1 Limited Partnership

80

SCHEDULE "A"
COMMISSION OBLIGATIONS AND LEASE EXPENSES STATEMENT
DATED AS OF

COMMISSION OBLIGATIONS               AMOUNT DUE

1.                          $

                                    TOTAL:

LEASE EXPENSES                               AMOUNT DUE

1.                          $

                                    TOTAL:

81

EXHIBIT N

Assignment of Development Agreement

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made as of the    day of    2004, between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and     ("Assignee").

    Concurrently herewith, Assignor is transferring to Assignee that certain real property located in the City of Irvine, County of Orange, State of California, more particularly described in Schedule I attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under the following, to wit:

(i)    Park Place Development Agreement, dated as of October 24, 2002, by and between the Assignor and certain other owners at that certain mixed-use project located at the intersection of the 405 Freeway and Jamboree Road in Irvine, California commonly known as Park Place on the one hand and the City of Irvine on the other hand, approved by City Ordinance No. 02-12, and recorded October 24, 2002 in the Official Records, County of Orange, as Instrument No. 20020927361 (the "Development Agreement"), covering the Property and other real property.

    Assignee does hereby accept such assignment and transfer and assumes and agrees to perform and satisfy all of the obligations, terms, covenants, conditions and liabilities required to be performed by Assignor from and after the date of this Assignment under the Development Agreement. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) under the Development Agreement arising out of or resulting from any breach or default in Assignee's obligations hereunder. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from Assignor's failure to perform its obligations under the Development Agreement prior to the date hereof.

    Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments and agreements contained herein.

    The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California.

    Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such dispute.

82

    In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                ASSIGNOR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,
                its managing member

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

83

                ASSIGNEE:

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation
                      Its

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

84

SCHEDULE 1
LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30,1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE

85

INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

86

STATE OF          )
) SS. COUNTY OF               )

    On   2004, before me,   personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

STATE OF              )
) SS. COUNTY OF              )

    On   2004, before me,   personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

87

STATE OF CALIFORNIA          )
                        ) SS.
COUNTY OF ORANGE               )

    On    2004, before me,    personally appeared WILLIAM H. LANE, JR., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature
        Notary Public

88

EXHIBIT O

Assignment of CCRs

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made as of the     day of     2004, between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and     ("Assignee").

    Concurrently herewith, Assignor is transferring to Assignee that certain real property located in the City of Irvine, County of Orange, State of California, more particularly described in Schedule 1 attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under the following, to wit:

(i)    Declaration of Covenants, Conditions and Restriction, Option to Purchase and Right of First Refusal (the "CCRs") dated as of November 25, 2002, by and between the Assignor and certain other owners at that certain mixed-use project located at the intersection of the 405 Freeway and Jamboree Road in Irvine, California commonly known as Park Place on the one hand and Irvine Residential Highrise LLC, a Delaware limited liability company on the other hand, and recorded November 27, 2002 in the Official Records, County of Orange, as Instrument No. 2002001079917; and

(ii)    The rights or powers of Assignor under the CCRs as the Enforcement Party (as defined in Section 11.2 of the CCRs).

    Assignee does hereby accept such assignment and transfer and assumes and agrees to perform and satisfy all of the obligations, terms, covenants, conditions and liabilities required to be performed by Assignor from and after the date of this Assignment under the CCRs. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) under the CCRs arising out of or resulting from any breach or default in Assignee's obligations hereunder. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from Assignor's failure to perform its obligations under the CCRs prior to the date hereof.

    Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments and agreements contained herein.

    The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California.

    Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may

89

be granted, to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such dispute.

    In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
    This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                ASSIGNOR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,
                its managing member

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

90

                ASSIGNEE:

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation
                      Its

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

91

SCHEDULE "1"
LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-1941N THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE

92

SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

93

STATE OF            )
                  ) SS.
 COUNTY OF             )

    On   2004, before me,    personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

STATE OF          )
                    ) SS.
COUNTY OF            )

    On   2004, before me,   personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

94

STATE OF CALIFORNIA          )
                        ) SS.
COUNTY OF ORANGE           )

    On     2004, before me,    personally appeared WILLIAM H. LANE, JR., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
    WITNESS my hand and official seal.

Signature
        Notary Public

95

EXHIBIT P

Assignment of ARSDO

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made as of the   day of   2004, between CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and     ("Assignee").

    Concurrently herewith, Assignor is transferring to Assignee that certain real property located in the City of Irvine, County of Orange, State of California, more particularly described in Schedule I attached hereto (the "Property"). Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, to the extent assignable, in, to and under the following, to wit:

(i)    Agreement Regarding Satisfaction of Development Obligations (the "ARSDO") dated as of November 25, 2002, by and between the Assignor and certain other owners at that certain mixed-use project located at the intersection of the 405 Freeway and Jamboree Road in Irvine, California commonly known as Park Place on the one hand and Irvine Residential Highrise LLC, a Delaware limited liability company on the other hand, and recorded November 27, 2002 in the Official Records, County of Orange, as Instrument No. 2002001079916; and

(ii)    The rights or powers of Assignor under the ARSDO as the Enforcement Party (as defined in Section 7.B. of the ARSDO).

    Assignee does hereby accept such assignment and transfer and assumes and agrees to perform and satisfy all of the obligations, terms, covenants, conditions and liabilities required to be performed by Assignor from and after the date of this Assignment under the ARSDO. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) under the ARSDO arising out of or resulting from any breach or default in Assignee's obligations hereunder. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from Assignor's failure to perform its obligations under the ARSDO prior to the date hereof.

    Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments and agreements contained herein.

    The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California.

    Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in

96

relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such dispute.

In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                ASSIGNOR:

                CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP,
                a Maryland limited partnership,
                its managing member

                By:    CROW IRVINE #2,
                      a California limited partnership,
                      its general partner

                      By:    CROW IRVINE #1 LIMITED PARTNERSHIP,
                            a Texas limited partnership,
                            its general partner

                            By:
                            Its: Managing General Partner

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                ASSIGNEE:

                By:    MAGUIRE PROPERTIES, INC.,
                      a Maryland corporation
                      Its

                      By:
                            Robert F. Maguire, III
                            Chairman and Co-CEO

                      By:
                            Richard L. Gilchrist
                            President and Co-CEO

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SCHEDULE "1"

LEGAL DESCRIPTION

PARCELS 4 AND 5 OF LOT LINE ADJUSTMENT NO. 39268-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED JULY 13, 1999, AS INSTRUMENT NO. 19990515978, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF LOT LINE ADJUSTMENT NO. 308965-LL IN THE CITY OF IRVINE, COUNTY OF ORANGE, OF LOT LINE ADJUSTMENT RECORDED MARCH 20, 2002, AS INSTRUMENT NO. 20020229144 OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 1 OF PARCEL MAP NO. 98-127 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 302, PAGES 6 THROUGH 8, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL 3 OF PARCEL MAP NO. 93-194 IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 282, PAGES 4 THROUGH 6, INCLUSIVE, OF PARCEL MAPS, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EASEMENTS AS DESCRIBED IN THAT CERTAIN DOCUMENT ENTITLED "CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN CROW WINTHROP OPERATING PARTNERSHIP, A MARYLAND GENERAL PARTNERSHIP, AND CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP, SUBJECT TO THE TERMS AND CONDITIONS THEREIN PROVIDED, RECORDED JULY 30, 1985 AS INSTRUMENT NO. 85-279768, OFFICIAL RECORDS, INSOFAR AS SUCH EASEMENTS AFFECT AND BURDEN THE PARCELS OF REAL PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM, AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH

99

THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY IRVINE INDUSTRIAL COMPLEX, IN DEED RECORDED JULY 23, 1974 IN BOOK 11202, PAGE 450, OFFICIAL RECORDS.

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STATE OF            )
                 ) SS.
COUNTY OF             )

    On   2004, before me,   personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

STATE OF        )
                  ) SS.
COUNTY OF              )

    On   2004, before me,   personally appeared   and   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    WITNESS my hand and official seal.

Signature
        Notary Public

101

STATE OF CALIFORNIA       )
                     ) SS.
COUNTY OF ORANGE        )

    On     2004, before me,    personally appeared WILLIAM H. LANE, JR., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
    WITNESS my hand and official seal.

Signature
        Notary Public

102

EXHIBIT Q

First IAC Letter of Credit

103

EXHIBIT R

Second IAC Letter of Credit

104